UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3587

Fidelity Financial Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Item 1.

Reports to Stockholders

Fidelity® Independence Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Independence Fund	3.99%	8.29%	14.09%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Independence Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,354	Fidelity® Independence Fund
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jeffrey Feingold:  For the fiscal year, the fund’s share classes gained about 4%, trailing the benchmark S&P 500® index. The fund's underperformance relative to the benchmark was primarily a function of security selection within the industrials, consumer discretionary and consumer staples sectors. Among industrials stocks, my decision to overweight a number of higher-quality defense companies hampered our relative result. In fact, the largest individual detractor was aerospace and defense technology company Northrop Grumman. Looking at the consumer sectors, untimely positioning in global retailer Walmart, which was sold prior to the end of the period, and an overweighted stake in apparel company PVH, hampered our relative result. On the plus side, the fund’s relative performance benefitted from overall exposure to growth stocks, as well as strong security selection within the technology sector this period. An out-of-benchmark stake in enterprise resource-planning software provider Workday was the top relative contributor, as the company continued to gain market share among cloud-based financial management firms. Lastly, within the newly reconstituted communications services sector, Netflix was the fund’s second-best contributor. This period, key metrics, including U.S. and international subscribers, remained extremely strong and above expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	6.7
Alphabet, Inc. Class A	4.9
Amazon.com, Inc.	4.1
Apple, Inc.	2.8
UnitedHealth Group, Inc.	2.7
JPMorgan Chase & Co.	2.2
Home Depot, Inc.	1.9
American Tower Corp.	1.9
Northrop Grumman Corp.	1.7
Facebook, Inc. Class A	1.7
30.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	25.5
Health Care	16.1
Financials	11.9
Industrials	11.4
Consumer Discretionary	11.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	98.5%
Convertible Securities	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 6.7%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.4%
Entertainment - 1.8%
Activision Blizzard, Inc.	319,900	$15,957
Electronic Arts, Inc. (a)	165,800	13,939
Netflix, Inc. (a)	125,100	35,795
		65,691
Interactive Media & Services - 6.6%
Alphabet, Inc.:
Class A (a)	161,500	179,208
Class C (a)	400	438
Facebook, Inc. Class A (a)	436,440	61,368
		241,014

TOTAL COMMUNICATION SERVICES		306,705

CONSUMER DISCRETIONARY - 11.2%
Diversified Consumer Services - 0.4%
Service Corp. International	349,300	16,138
Hotels, Restaurants & Leisure - 2.0%
Domino's Pizza, Inc.	36,000	9,984
McDonald's Corp.	324,300	61,134
		71,118
Household Durables - 0.3%
D.R. Horton, Inc.	324,500	12,078
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. (a)	87,500	147,890
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	246,000	21,345
Specialty Retail - 3.0%
Best Buy Co., Inc.	294,900	19,048
Home Depot, Inc.	386,700	69,730
TJX Companies, Inc.	389,000	19,003
		107,781
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	279,300	30,865

TOTAL CONSUMER DISCRETIONARY		407,215

CONSUMER STAPLES - 4.0%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	110,600	21,651
Fever-Tree Drinks PLC	127,939	3,900
Monster Beverage Corp. (a)	535,200	31,941
		57,492
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	137,900	31,894
Food Products - 0.7%
Post Holdings, Inc. (a)	196,400	19,002
The J.M. Smucker Co.	82,400	8,612
		27,614
Personal Products - 0.8%
elf Beauty, Inc. (a)(b)	865,100	11,039
Unilever NV (Certificaten Van Aandelen) (Bearer)	336,100	18,652
		29,691

TOTAL CONSUMER STAPLES		146,691

ENERGY - 5.3%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	415,800	9,489
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	758,200	40,109
ConocoPhillips Co.	382,700	25,327
Continental Resources, Inc. (a)	265,600	12,143
Devon Energy Corp.	652,700	17,642
Enterprise Products Partners LP	379,800	9,970
EOG Resources, Inc.	463,100	47,843
Pioneer Natural Resources Co.	94,900	14,021
Suncor Energy, Inc.	537,900	17,344
		184,399

TOTAL ENERGY		193,888

FINANCIALS - 11.9%
Banks - 6.5%
Bank of America Corp.	1,852,200	52,602
Citigroup, Inc.	550,800	35,686
JPMorgan Chase & Co.	727,000	80,835
SunTrust Banks, Inc.	227,300	14,249
Wells Fargo & Co.	1,009,100	54,774
		238,146
Capital Markets - 3.5%
BlackRock, Inc. Class A	63,800	27,307
Charles Schwab Corp.	599,300	26,849
MSCI, Inc.	132,300	20,783
Northern Trust Corp.	135,300	13,426
PJT Partners, Inc.	235,900	11,142
S&P Global, Inc.	93,900	17,171
The Blackstone Group LP	279,200	9,417
		126,095
Insurance - 1.9%
Chubb Ltd.	312,900	41,847
The Travelers Companies, Inc.	220,400	28,734
		70,581

TOTAL FINANCIALS		434,822

HEALTH CARE - 16.1%
Biotechnology - 4.3%
Acorda Therapeutics, Inc. (a)	345,700	7,063
Alexion Pharmaceuticals, Inc. (a)	334,200	41,157
Alnylam Pharmaceuticals, Inc. (a)	76,261	6,189
Amgen, Inc.	215,900	44,961
Amicus Therapeutics, Inc. (a)(b)	1,298,135	14,331
Intercept Pharmaceuticals, Inc. (a)	149,900	16,625
Regeneron Pharmaceuticals, Inc. (a)	39,000	14,260
Vertex Pharmaceuticals, Inc. (a)	66,500	12,023
		156,609
Health Care Equipment & Supplies - 3.1%
Becton, Dickinson & Co.	149,800	37,862
Boston Scientific Corp. (a)	1,449,300	54,595
Danaher Corp.	184,100	20,166
		112,623
Health Care Providers & Services - 5.8%
CVS Health Corp.	462,500	37,093
HCA Holdings, Inc.	171,900	24,752
Humana, Inc.	136,900	45,104
Ryman Healthcare Group Ltd.	628,252	5,005
UnitedHealth Group, Inc.	348,100	97,941
Wellcare Health Plans, Inc. (a)	7,300	1,861
		211,756
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	200,200	14,484
Thermo Fisher Scientific, Inc.	165,100	41,201
		55,685
Pharmaceuticals - 1.4%
AstraZeneca PLC sponsored ADR	565,700	22,526
Jazz Pharmaceuticals PLC (a)	121,000	18,295
Nektar Therapeutics (a)	211,816	8,555
		49,376

TOTAL HEALTH CARE		586,049

INDUSTRIALS - 11.4%
Aerospace & Defense - 7.5%
General Dynamics Corp.	243,400	45,002
Huntington Ingalls Industries, Inc.	160,700	34,631
Lockheed Martin Corp.	103,100	30,974
Northrop Grumman Corp.	241,500	62,761
Raytheon Co.	248,200	43,519
United Technologies Corp.	461,100	56,180
		273,067
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	69,000	6,371
Airlines - 0.3%
American Airlines Group, Inc.	290,300	11,658
Commercial Services & Supplies - 0.3%
Copart, Inc. (a)	206,600	10,574
Construction & Engineering - 0.3%
Fluor Corp.	318,800	13,048
Machinery - 0.6%
Xylem, Inc.	283,900	20,719
Professional Services - 1.4%
IHS Markit Ltd. (a)	956,575	51,052
Road & Rail - 0.8%
Norfolk Southern Corp.	164,800	28,138

TOTAL INDUSTRIALS		414,627

INFORMATION TECHNOLOGY - 25.1%
IT Services - 5.2%
Accenture PLC Class A	178,000	29,285
Adyen BV	2,100	1,087
FleetCor Technologies, Inc. (a)	65,400	12,648
GoDaddy, Inc. (a)	10,800	705
MasterCard, Inc. Class A	223,200	44,879
PayPal Holdings, Inc. (a)	298,300	25,597
Shopify, Inc. Class A (a)	104,200	15,861
Visa, Inc. Class A	404,600	57,336
		187,398
Semiconductors & Semiconductor Equipment - 2.9%
Broadcom, Inc.	116,400	27,635
Lam Research Corp.	69,600	10,924
NVIDIA Corp.	222,900	36,429
Qualcomm, Inc.	513,300	29,905
		104,893
Software - 14.2%
2U, Inc. (a)	234,100	13,669
Adobe, Inc. (a)	175,100	43,931
Autodesk, Inc. (a)	173,600	25,085
Citrix Systems, Inc.	340,600	37,115
DocuSign, Inc.	93,800	3,917
HubSpot, Inc. (a)	22,169	3,082
Intuit, Inc.	230,300	49,406
Microsoft Corp.	2,189,100	242,747
Nuance Communications, Inc. (a)	549,300	8,783
Nutanix, Inc. Class A (a)	244,400	10,927
Salesforce.com, Inc. (a)	261,100	37,275
Tableau Software, Inc. (a)	152,700	19,033
Tanium, Inc. Class B (a)(c)(d)	98,100	853
Workday, Inc. Class A (a)	128,500	21,074
		516,897
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	575,800	102,826

TOTAL INFORMATION TECHNOLOGY		912,014

MATERIALS - 2.4%
Chemicals - 1.8%
CF Industries Holdings, Inc.	250,800	10,581
DowDuPont, Inc.	593,200	34,317
LyondellBasell Industries NV Class A	233,700	21,807
		66,705
Metals & Mining - 0.6%
Newmont Mining Corp.	627,600	20,297

TOTAL MATERIALS		87,002

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Tower Corp.	414,300	68,148
Crown Castle International Corp.	160,200	18,407
		86,555
UTILITIES - 0.3%
Electric Utilities - 0.3%
Vistra Energy Corp. (a)	430,877	10,117
TOTAL COMMON STOCKS
(Cost $2,700,789)		3,585,685

Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (c)(d)	7,644,500	1,398
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Lyft, Inc.:
Series H (c)(d)	236,501	11,199
Series I (c)(d)	42,235	2,000
		13,199
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $12,798)		14,597

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.27% (e)	34,169,615	34,176
Fidelity Securities Lending Cash Central Fund 2.27% (e)(f)	10,039,936	10,041
TOTAL MONEY MARKET FUNDS
(Cost $44,217)		44,217
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,757,804)		3,644,499
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,005)
NET ASSETS - 100%		$3,641,494

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,450,000 or 0.4% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series H	11/22/17	$9,400
Lyft, Inc. Series I	6/27/18	$2,000
Neutron Holdings, Inc. Series C	7/3/18	$1,398
Tanium, Inc. Class B	4/21/17	$487

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$503
Fidelity Securities Lending Cash Central Fund	994
Total	$1,497

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$306,705	$306,705	$--	$--
Consumer Discretionary	408,613	407,215	--	1,398
Consumer Staples	146,691	128,039	18,652	--
Energy	193,888	193,888	--	--
Financials	434,822	434,822	--	--
Health Care	586,049	586,049	--	--
Industrials	414,627	414,627	--	--
Information Technology	925,213	911,161	--	14,052
Materials	87,002	87,002	--	--
Real Estate	86,555	86,555	--	--
Utilities	10,117	10,117	--	--
Money Market Funds	44,217	44,217	--	--
Total Investments in Securities:	$3,644,499	$3,610,397	$18,652	$15,450

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $10,043) — See accompanying schedule: Unaffiliated issuers (cost $2,713,587)	$3,600,282
Fidelity Central Funds (cost $44,217)	44,217
Total Investment in Securities (cost $2,757,804)		$3,644,499
Receivable for investments sold		36,969
Receivable for fund shares sold		270
Dividends receivable		5,351
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		7
Other receivables		154
Total assets		3,687,328
Liabilities
Payable for investments purchased	$29,287
Payable for fund shares redeemed	4,895
Accrued management fee	988
Other affiliated payables	458
Other payables and accrued expenses	171
Collateral on securities loaned	10,035
Total liabilities		45,834
Net Assets		$3,641,494
Net Assets consist of:
Paid in capital		$2,394,036
Total distributable earnings (loss)		1,247,458
Net Assets		$3,641,494
Net Asset Value and Maximum Offering Price
Independence:
Net Asset Value, offering price and redemption price per share ($3,342,196 ÷ 87,079 shares)		$38.38
Class K:
Net Asset Value, offering price and redemption price per share ($299,298 ÷ 7,790 shares)		$38.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$46,618
Interest		1
Income from Fidelity Central Funds		1,497
Total income		48,116
Expenses
Management fee
Basic fee	$21,281
Performance adjustment	(7,855)
Transfer agent fees	4,623
Accounting and security lending fees	1,045
Custodian fees and expenses	77
Independent trustees' fees and expenses	20
Registration fees	49
Audit	72
Legal	11
Miscellaneous	26
Total expenses before reductions	19,349
Expense reductions	(233)
Total expenses after reductions		19,116
Net investment income (loss)		29,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	370,518
Fidelity Central Funds	4
Foreign currency transactions	(23)
Futures contracts	3,190
Total net realized gain (loss)		373,689
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(234,366)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(12)
Futures contracts	(2,863)
Total change in net unrealized appreciation (depreciation)		(237,242)
Net gain (loss)		136,447
Net increase (decrease) in net assets resulting from operations		$165,447

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,000	$39,704
Net realized gain (loss)	373,689	459,249
Change in net unrealized appreciation (depreciation)	(237,242)	350,897
Net increase (decrease) in net assets resulting from operations	165,447	849,850
Distributions to shareholders	(469,108)	–
Distributions to shareholders from net investment income	–	(18,779)
Distributions to shareholders from net realized gain	–	(191,464)
Total distributions	(469,108)	(210,243)
Share transactions - net increase (decrease)	27,406	(331,634)
Total increase (decrease) in net assets	(276,255)	307,973
Net Assets
Beginning of period	3,917,749	3,609,776
End of period	$3,641,494	$3,917,749
Other Information
Undistributed net investment income end of period		$27,967

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Independence Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.90	$35.38	$39.08	$40.89	$35.10
Income from Investment Operations
Net investment income (loss)A	.29	.40B	.20	.05	.10
Net realized and unrealized gain (loss)	1.25	8.21	(1.44)	.13	5.80
Total from investment operations	1.54	8.61	(1.24)	.18	5.90
Distributions from net investment income	(.41)	(.18)	(.03)	(.04)	(.11)
Distributions from net realized gain	(4.65)	(1.91)	(2.43)	(1.95)	–
Total distributions	(5.06)	(2.09)	(2.46)	(1.99)	(.11)
Net asset value, end of period	$38.38	$41.90	$35.38	$39.08	$40.89
Total ReturnC	3.99%	25.72%	(3.15)%	.63%	16.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.48%	.54%	.86%	.73%
Expenses net of fee waivers, if any	.50%	.48%	.54%	.86%	.73%
Expenses net of all reductions	.49%	.48%	.54%	.86%	.73%
Net investment income (loss)	.73%	1.06%B	.59%	.12%	.27%
Supplemental Data
Net assets, end of period (in millions)	$3,342	$3,564	$3,262	$3,910	$4,251
Portfolio turnover rateF	46%	62%	76%	48%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .89%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Independence Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.94	$35.41	$39.12	$40.93	$35.14
Income from Investment Operations
Net investment income (loss)A	.32	.43B	.23	.08	.14
Net realized and unrealized gain (loss)	1.25	8.22	(1.45)	.14	5.79
Total from investment operations	1.57	8.65	(1.22)	.22	5.93
Distributions from net investment income	(.44)	(.22)	(.06)	(.08)	(.14)
Distributions from net realized gain	(4.65)	(1.91)	(2.43)	(1.95)	–
Total distributions	(5.09)	(2.12)C	(2.49)	(2.03)	(.14)
Net asset value, end of period	$38.42	$41.94	$35.41	$39.12	$40.93
Total ReturnD	4.08%	25.84%	(3.08)%	.73%	16.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.40%	.45%	.78%	.64%
Expenses net of fee waivers, if any	.42%	.40%	.45%	.78%	.64%
Expenses net of all reductions	.41%	.39%	.45%	.77%	.64%
Net investment income (loss)	.81%	1.15%B	.68%	.20%	.36%
Supplemental Data
Net assets, end of period (in millions)	$299	$354	$348	$493	$668
Portfolio turnover rateG	46%	62%	76%	48%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $1.907 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Independence Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Independence and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $83 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$989,067
Gross unrealized depreciation	(102,742)
Net unrealized appreciation (depreciation)	$886,325
Tax Cost	$2,758,174

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,643
Undistributed long-term capital gain	$345,052
Net unrealized appreciation (depreciation) on securities and other investments	$883,846

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$45,415	$ 19,783
Long-term Capital Gains	423,693	190,460
Total	$469,108	$ 210,243

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,793,355 and $2,200,355, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Independence as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Independence, except for Class K. FIIOC receives an asset based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Independence	$4,466.12
Class K	157.05
	$4,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $43 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $994, including $115 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $185 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

During the period, these credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Independence	$8

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Independence	$426,623	$–
Class K	42,485	–
Total	$469,108	$–
From net investment income
Independence	$–	$16,716
Class K	–	2,063
Total	$–	$18,779
From net realized gain
Independence	$–	$173,251
Class K	–	18,213
Total	$–	$191,464

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Independence
Shares sold	1,442	1,414	$57,236	$52,592
Reinvestment of distributions	11,131	5,465	416,289	185,699
Shares redeemed	(10,563)	(14,014)	(418,873)	(518,484)
Net increase (decrease)	2,010	(7,135)	$54,652	$(280,193)
Class K
Shares sold	760	1,192	$30,044	$44,637
Reinvestment of distributions	1,136	597	42,485	20,276
Shares redeemed	(2,539)	(3,178)	(99,775)	(116,354)
Net increase (decrease)	(643)	(1,389)	$(27,246)	$(51,441)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Independence Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Independence Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Independence	.50%
Actual		$1,000.00	$976.30	$2.48
Hypothetical-C		$1,000.00	$1,022.56	$2.54
Class K	.42%
Actual		$1,000.00	$976.90	$2.08
Hypothetical-C		$1,000.00	$1,022.96	$2.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Independence Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Independence Fund
Fidelity Independence Fund	12/27/2018	12/26/2018	$0.221	$3.682
Class K	12/27/2018	12/26/2018	$0.253	$3.682

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $369,600,574, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Independence Fund designates 100% and Class K designates 93% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Independence Fund and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Independence Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FRE-ANN-0119
1.539094.121

Fidelity® Independence Fund Class K Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	4.08%	8.38%	14.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Independence Fund - Class K on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,791	Fidelity® Independence Fund - Class K
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Jeffrey Feingold:  For the fiscal year, the fund’s share classes gained about 4%, trailing the benchmark S&P 500® index. The fund's underperformance relative to the benchmark was primarily a function of security selection within the industrials, consumer discretionary and consumer staples sectors. Among industrials stocks, my decision to overweight a number of higher-quality defense companies hampered our relative result. In fact, the largest individual detractor was aerospace and defense technology company Northrop Grumman. Looking at the consumer sectors, untimely positioning in global retailer Walmart, which was sold prior to the end of the period, and an overweighted stake in apparel company PVH, hampered our relative result. On the plus side, the fund’s relative performance benefitted from overall exposure to growth stocks, as well as strong security selection within the technology sector this period. An out-of-benchmark stake in enterprise resource-planning software provider Workday was the top relative contributor, as the company continued to gain market share among cloud-based financial management firms. Lastly, within the newly reconstituted communications services sector, Netflix was the fund’s second-best contributor. This period, key metrics, including U.S. and international subscribers, remained extremely strong and above expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	6.7
Alphabet, Inc. Class A	4.9
Amazon.com, Inc.	4.1
Apple, Inc.	2.8
UnitedHealth Group, Inc.	2.7
JPMorgan Chase & Co.	2.2
Home Depot, Inc.	1.9
American Tower Corp.	1.9
Northrop Grumman Corp.	1.7
Facebook, Inc. Class A	1.7
30.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	25.5
Health Care	16.1
Financials	11.9
Industrials	11.4
Consumer Discretionary	11.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	98.5%
Convertible Securities	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 6.7%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.4%
Entertainment - 1.8%
Activision Blizzard, Inc.	319,900	$15,957
Electronic Arts, Inc. (a)	165,800	13,939
Netflix, Inc. (a)	125,100	35,795
		65,691
Interactive Media & Services - 6.6%
Alphabet, Inc.:
Class A (a)	161,500	179,208
Class C (a)	400	438
Facebook, Inc. Class A (a)	436,440	61,368
		241,014

TOTAL COMMUNICATION SERVICES		306,705

CONSUMER DISCRETIONARY - 11.2%
Diversified Consumer Services - 0.4%
Service Corp. International	349,300	16,138
Hotels, Restaurants & Leisure - 2.0%
Domino's Pizza, Inc.	36,000	9,984
McDonald's Corp.	324,300	61,134
		71,118
Household Durables - 0.3%
D.R. Horton, Inc.	324,500	12,078
Internet & Direct Marketing Retail - 4.1%
Amazon.com, Inc. (a)	87,500	147,890
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	246,000	21,345
Specialty Retail - 3.0%
Best Buy Co., Inc.	294,900	19,048
Home Depot, Inc.	386,700	69,730
TJX Companies, Inc.	389,000	19,003
		107,781
Textiles, Apparel & Luxury Goods - 0.8%
PVH Corp.	279,300	30,865

TOTAL CONSUMER DISCRETIONARY		407,215

CONSUMER STAPLES - 4.0%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	110,600	21,651
Fever-Tree Drinks PLC	127,939	3,900
Monster Beverage Corp. (a)	535,200	31,941
		57,492
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	137,900	31,894
Food Products - 0.7%
Post Holdings, Inc. (a)	196,400	19,002
The J.M. Smucker Co.	82,400	8,612
		27,614
Personal Products - 0.8%
elf Beauty, Inc. (a)(b)	865,100	11,039
Unilever NV (Certificaten Van Aandelen) (Bearer)	336,100	18,652
		29,691

TOTAL CONSUMER STAPLES		146,691

ENERGY - 5.3%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	415,800	9,489
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	758,200	40,109
ConocoPhillips Co.	382,700	25,327
Continental Resources, Inc. (a)	265,600	12,143
Devon Energy Corp.	652,700	17,642
Enterprise Products Partners LP	379,800	9,970
EOG Resources, Inc.	463,100	47,843
Pioneer Natural Resources Co.	94,900	14,021
Suncor Energy, Inc.	537,900	17,344
		184,399

TOTAL ENERGY		193,888

FINANCIALS - 11.9%
Banks - 6.5%
Bank of America Corp.	1,852,200	52,602
Citigroup, Inc.	550,800	35,686
JPMorgan Chase & Co.	727,000	80,835
SunTrust Banks, Inc.	227,300	14,249
Wells Fargo & Co.	1,009,100	54,774
		238,146
Capital Markets - 3.5%
BlackRock, Inc. Class A	63,800	27,307
Charles Schwab Corp.	599,300	26,849
MSCI, Inc.	132,300	20,783
Northern Trust Corp.	135,300	13,426
PJT Partners, Inc.	235,900	11,142
S&P Global, Inc.	93,900	17,171
The Blackstone Group LP	279,200	9,417
		126,095
Insurance - 1.9%
Chubb Ltd.	312,900	41,847
The Travelers Companies, Inc.	220,400	28,734
		70,581

TOTAL FINANCIALS		434,822

HEALTH CARE - 16.1%
Biotechnology - 4.3%
Acorda Therapeutics, Inc. (a)	345,700	7,063
Alexion Pharmaceuticals, Inc. (a)	334,200	41,157
Alnylam Pharmaceuticals, Inc. (a)	76,261	6,189
Amgen, Inc.	215,900	44,961
Amicus Therapeutics, Inc. (a)(b)	1,298,135	14,331
Intercept Pharmaceuticals, Inc. (a)	149,900	16,625
Regeneron Pharmaceuticals, Inc. (a)	39,000	14,260
Vertex Pharmaceuticals, Inc. (a)	66,500	12,023
		156,609
Health Care Equipment & Supplies - 3.1%
Becton, Dickinson & Co.	149,800	37,862
Boston Scientific Corp. (a)	1,449,300	54,595
Danaher Corp.	184,100	20,166
		112,623
Health Care Providers & Services - 5.8%
CVS Health Corp.	462,500	37,093
HCA Holdings, Inc.	171,900	24,752
Humana, Inc.	136,900	45,104
Ryman Healthcare Group Ltd.	628,252	5,005
UnitedHealth Group, Inc.	348,100	97,941
Wellcare Health Plans, Inc. (a)	7,300	1,861
		211,756
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	200,200	14,484
Thermo Fisher Scientific, Inc.	165,100	41,201
		55,685
Pharmaceuticals - 1.4%
AstraZeneca PLC sponsored ADR	565,700	22,526
Jazz Pharmaceuticals PLC (a)	121,000	18,295
Nektar Therapeutics (a)	211,816	8,555
		49,376

TOTAL HEALTH CARE		586,049

INDUSTRIALS - 11.4%
Aerospace & Defense - 7.5%
General Dynamics Corp.	243,400	45,002
Huntington Ingalls Industries, Inc.	160,700	34,631
Lockheed Martin Corp.	103,100	30,974
Northrop Grumman Corp.	241,500	62,761
Raytheon Co.	248,200	43,519
United Technologies Corp.	461,100	56,180
		273,067
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	69,000	6,371
Airlines - 0.3%
American Airlines Group, Inc.	290,300	11,658
Commercial Services & Supplies - 0.3%
Copart, Inc. (a)	206,600	10,574
Construction & Engineering - 0.3%
Fluor Corp.	318,800	13,048
Machinery - 0.6%
Xylem, Inc.	283,900	20,719
Professional Services - 1.4%
IHS Markit Ltd. (a)	956,575	51,052
Road & Rail - 0.8%
Norfolk Southern Corp.	164,800	28,138

TOTAL INDUSTRIALS		414,627

INFORMATION TECHNOLOGY - 25.1%
IT Services - 5.2%
Accenture PLC Class A	178,000	29,285
Adyen BV	2,100	1,087
FleetCor Technologies, Inc. (a)	65,400	12,648
GoDaddy, Inc. (a)	10,800	705
MasterCard, Inc. Class A	223,200	44,879
PayPal Holdings, Inc. (a)	298,300	25,597
Shopify, Inc. Class A (a)	104,200	15,861
Visa, Inc. Class A	404,600	57,336
		187,398
Semiconductors & Semiconductor Equipment - 2.9%
Broadcom, Inc.	116,400	27,635
Lam Research Corp.	69,600	10,924
NVIDIA Corp.	222,900	36,429
Qualcomm, Inc.	513,300	29,905
		104,893
Software - 14.2%
2U, Inc. (a)	234,100	13,669
Adobe, Inc. (a)	175,100	43,931
Autodesk, Inc. (a)	173,600	25,085
Citrix Systems, Inc.	340,600	37,115
DocuSign, Inc.	93,800	3,917
HubSpot, Inc. (a)	22,169	3,082
Intuit, Inc.	230,300	49,406
Microsoft Corp.	2,189,100	242,747
Nuance Communications, Inc. (a)	549,300	8,783
Nutanix, Inc. Class A (a)	244,400	10,927
Salesforce.com, Inc. (a)	261,100	37,275
Tableau Software, Inc. (a)	152,700	19,033
Tanium, Inc. Class B (a)(c)(d)	98,100	853
Workday, Inc. Class A (a)	128,500	21,074
		516,897
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	575,800	102,826

TOTAL INFORMATION TECHNOLOGY		912,014

MATERIALS - 2.4%
Chemicals - 1.8%
CF Industries Holdings, Inc.	250,800	10,581
DowDuPont, Inc.	593,200	34,317
LyondellBasell Industries NV Class A	233,700	21,807
		66,705
Metals & Mining - 0.6%
Newmont Mining Corp.	627,600	20,297

TOTAL MATERIALS		87,002

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
American Tower Corp.	414,300	68,148
Crown Castle International Corp.	160,200	18,407
		86,555
UTILITIES - 0.3%
Electric Utilities - 0.3%
Vistra Energy Corp. (a)	430,877	10,117
TOTAL COMMON STOCKS
(Cost $2,700,789)		3,585,685

Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (c)(d)	7,644,500	1,398
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Lyft, Inc.:
Series H (c)(d)	236,501	11,199
Series I (c)(d)	42,235	2,000
		13,199
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $12,798)		14,597

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.27% (e)	34,169,615	34,176
Fidelity Securities Lending Cash Central Fund 2.27% (e)(f)	10,039,936	10,041
TOTAL MONEY MARKET FUNDS
(Cost $44,217)		44,217
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,757,804)		3,644,499
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,005)
NET ASSETS - 100%		$3,641,494

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,450,000 or 0.4% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Lyft, Inc. Series H	11/22/17	$9,400
Lyft, Inc. Series I	6/27/18	$2,000
Neutron Holdings, Inc. Series C	7/3/18	$1,398
Tanium, Inc. Class B	4/21/17	$487

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$503
Fidelity Securities Lending Cash Central Fund	994
Total	$1,497

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$306,705	$306,705	$--	$--
Consumer Discretionary	408,613	407,215	--	1,398
Consumer Staples	146,691	128,039	18,652	--
Energy	193,888	193,888	--	--
Financials	434,822	434,822	--	--
Health Care	586,049	586,049	--	--
Industrials	414,627	414,627	--	--
Information Technology	925,213	911,161	--	14,052
Materials	87,002	87,002	--	--
Real Estate	86,555	86,555	--	--
Utilities	10,117	10,117	--	--
Money Market Funds	44,217	44,217	--	--
Total Investments in Securities:	$3,644,499	$3,610,397	$18,652	$15,450

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $10,043) — See accompanying schedule: Unaffiliated issuers (cost $2,713,587)	$3,600,282
Fidelity Central Funds (cost $44,217)	44,217
Total Investment in Securities (cost $2,757,804)		$3,644,499
Receivable for investments sold		36,969
Receivable for fund shares sold		270
Dividends receivable		5,351
Distributions receivable from Fidelity Central Funds		78
Prepaid expenses		7
Other receivables		154
Total assets		3,687,328
Liabilities
Payable for investments purchased	$29,287
Payable for fund shares redeemed	4,895
Accrued management fee	988
Other affiliated payables	458
Other payables and accrued expenses	171
Collateral on securities loaned	10,035
Total liabilities		45,834
Net Assets		$3,641,494
Net Assets consist of:
Paid in capital		$2,394,036
Total distributable earnings (loss)		1,247,458
Net Assets		$3,641,494
Net Asset Value and Maximum Offering Price
Independence:
Net Asset Value, offering price and redemption price per share ($3,342,196 ÷ 87,079 shares)		$38.38
Class K:
Net Asset Value, offering price and redemption price per share ($299,298 ÷ 7,790 shares)		$38.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$46,618
Interest		1
Income from Fidelity Central Funds		1,497
Total income		48,116
Expenses
Management fee
Basic fee	$21,281
Performance adjustment	(7,855)
Transfer agent fees	4,623
Accounting and security lending fees	1,045
Custodian fees and expenses	77
Independent trustees' fees and expenses	20
Registration fees	49
Audit	72
Legal	11
Miscellaneous	26
Total expenses before reductions	19,349
Expense reductions	(233)
Total expenses after reductions		19,116
Net investment income (loss)		29,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	370,518
Fidelity Central Funds	4
Foreign currency transactions	(23)
Futures contracts	3,190
Total net realized gain (loss)		373,689
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(234,366)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(12)
Futures contracts	(2,863)
Total change in net unrealized appreciation (depreciation)		(237,242)
Net gain (loss)		136,447
Net increase (decrease) in net assets resulting from operations		$165,447

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,000	$39,704
Net realized gain (loss)	373,689	459,249
Change in net unrealized appreciation (depreciation)	(237,242)	350,897
Net increase (decrease) in net assets resulting from operations	165,447	849,850
Distributions to shareholders	(469,108)	–
Distributions to shareholders from net investment income	–	(18,779)
Distributions to shareholders from net realized gain	–	(191,464)
Total distributions	(469,108)	(210,243)
Share transactions - net increase (decrease)	27,406	(331,634)
Total increase (decrease) in net assets	(276,255)	307,973
Net Assets
Beginning of period	3,917,749	3,609,776
End of period	$3,641,494	$3,917,749
Other Information
Undistributed net investment income end of period		$27,967

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Independence Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.90	$35.38	$39.08	$40.89	$35.10
Income from Investment Operations
Net investment income (loss)A	.29	.40B	.20	.05	.10
Net realized and unrealized gain (loss)	1.25	8.21	(1.44)	.13	5.80
Total from investment operations	1.54	8.61	(1.24)	.18	5.90
Distributions from net investment income	(.41)	(.18)	(.03)	(.04)	(.11)
Distributions from net realized gain	(4.65)	(1.91)	(2.43)	(1.95)	–
Total distributions	(5.06)	(2.09)	(2.46)	(1.99)	(.11)
Net asset value, end of period	$38.38	$41.90	$35.38	$39.08	$40.89
Total ReturnC	3.99%	25.72%	(3.15)%	.63%	16.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.48%	.54%	.86%	.73%
Expenses net of fee waivers, if any	.50%	.48%	.54%	.86%	.73%
Expenses net of all reductions	.49%	.48%	.54%	.86%	.73%
Net investment income (loss)	.73%	1.06%B	.59%	.12%	.27%
Supplemental Data
Net assets, end of period (in millions)	$3,342	$3,564	$3,262	$3,910	$4,251
Portfolio turnover rateF	46%	62%	76%	48%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .89%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Independence Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.94	$35.41	$39.12	$40.93	$35.14
Income from Investment Operations
Net investment income (loss)A	.32	.43B	.23	.08	.14
Net realized and unrealized gain (loss)	1.25	8.22	(1.45)	.14	5.79
Total from investment operations	1.57	8.65	(1.22)	.22	5.93
Distributions from net investment income	(.44)	(.22)	(.06)	(.08)	(.14)
Distributions from net realized gain	(4.65)	(1.91)	(2.43)	(1.95)	–
Total distributions	(5.09)	(2.12)C	(2.49)	(2.03)	(.14)
Net asset value, end of period	$38.42	$41.94	$35.41	$39.12	$40.93
Total ReturnD	4.08%	25.84%	(3.08)%	.73%	16.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	.42%	.40%	.45%	.78%	.64%
Expenses net of fee waivers, if any	.42%	.40%	.45%	.78%	.64%
Expenses net of all reductions	.41%	.39%	.45%	.77%	.64%
Net investment income (loss)	.81%	1.15%B	.68%	.20%	.36%
Supplemental Data
Net assets, end of period (in millions)	$299	$354	$348	$493	$668
Portfolio turnover rateG	46%	62%	76%	48%	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $1.907 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Independence Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Independence and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $83 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$989,067
Gross unrealized depreciation	(102,742)
Net unrealized appreciation (depreciation)	$886,325
Tax Cost	$2,758,174

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,643
Undistributed long-term capital gain	$345,052
Net unrealized appreciation (depreciation) on securities and other investments	$883,846

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$45,415	$ 19,783
Long-term Capital Gains	423,693	190,460
Total	$469,108	$ 210,243

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,793,355 and $2,200,355, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Independence as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Independence, except for Class K. FIIOC receives an asset based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Independence	$4,466.12
Class K	157.05
	$4,623

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $43 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $994, including $115 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $185 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

During the period, these credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Independence	$8

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Independence	$426,623	$–
Class K	42,485	–
Total	$469,108	$–
From net investment income
Independence	$–	$16,716
Class K	–	2,063
Total	$–	$18,779
From net realized gain
Independence	$–	$173,251
Class K	–	18,213
Total	$–	$191,464

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Independence
Shares sold	1,442	1,414	$57,236	$52,592
Reinvestment of distributions	11,131	5,465	416,289	185,699
Shares redeemed	(10,563)	(14,014)	(418,873)	(518,484)
Net increase (decrease)	2,010	(7,135)	$54,652	$(280,193)
Class K
Shares sold	760	1,192	$30,044	$44,637
Reinvestment of distributions	1,136	597	42,485	20,276
Shares redeemed	(2,539)	(3,178)	(99,775)	(116,354)
Net increase (decrease)	(643)	(1,389)	$(27,246)	$(51,441)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Independence Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Independence Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Independence	.50%
Actual		$1,000.00	$976.30	$2.48
Hypothetical-C		$1,000.00	$1,022.56	$2.54
Class K	.42%
Actual		$1,000.00	$976.90	$2.08
Hypothetical-C		$1,000.00	$1,022.96	$2.13

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Independence Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Independence Fund
Fidelity Independence Fund	12/27/2018	12/26/2018	$0.221	$3.682
Class K	12/27/2018	12/26/2018	$0.253	$3.682

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $369,600,574, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Independence Fund designates 100% and Class K designates 93% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Independence Fund and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Independence Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FRE-K-ANN-0119
1.863215.110

Fidelity Advisor® Convertible Securities Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

November 30, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Convertible Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.36)%	2.44%	11.91%
Class M (incl. 3.50% sales charge)	(0.31)%	2.63%	11.86%
Class C (incl. contingent deferred sales charge)	1.83%	2.88%	11.73%
Class I	3.87%	3.93%	12.86%
Class Z	3.87%	3.93%	12.86%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Convertible Securities Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Convertible Securities Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Convertible Securities Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Convertible Securities Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between February 19, 2009 and October 2, 2018, are those of Class I. Returns prior to February 19, 2009 are those of Fidelity Convertible Securities Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Convertible Securities Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® All US Convertibles Index performed over the same period.

Period Ending Values
$30,808	Fidelity Advisor® Convertible Securities Fund - Class A
$34,991	ICE® BofAML® All US Convertibles Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending November 30, 2018, the ICE BofAML® All U.S. Convertibles Index gained 4.86%, benefiting for the first 10 months of the period from strong demand and constrained supply, as well as a rising stock market. Investors were drawn to convertible securities because of their limited sensitivity to higher interest rates and their mix of income and watered-down equity exposure. The information technology sector, which represented about 32% of the convertibles index this period, did particularly well. However, in October, uncertainty due to global trade, slowing global economic growth, rising U.S. interest rates and peaking corporate earnings growth led to a sizable decline in stocks, particularly tech securities, in turn pressuring convertibles. Within the convertibles index, tech rose about 9%, thanks to earlier strength. Other notable winners included health care (+11%) and utilities (+7%). By contrast, most other sectors in the index posted flat or slightly negative returns, with industrials (-5%) hardest hit. Within the index, convertible bonds gained roughly 6%, outpacing the 3% advance of convertible preferred stock. By comparison, the convertibles index lagged the 6.27% gain of the S&P 500® index, but topped the 0.22% result of the ICE BofAML® U.S. High Yield Constrained Index and the -1.34% return of taxable investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Comments from Portfolio Manager Adam Kramer:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 3% to 4%, trailing the benchmark ICE BofAML® All US Convertibles Index. The fund struggled to keep pace with the benchmark from the beginning of the period through the end of August, due to underexposure to many top-performing, higher-growth, mid-cap software companies. The better news is that we outpaced the benchmark by about two percentage points in the final three months. By sector, health care, energy, consumer discretionary and consumer staples hurt relative performance most, largely due to weak issue selection. In terms of asset classes, our investment in convertible bonds – representing roughly two-thirds of the fund’s assets this period – lagged those in the benchmark and therefore detracted from our relative result. The largest individual detractor was a non-benchmark stake in converts and common stock issued by Scorpio Tankers, one of the world’s largest gasoline tanker companies. By contrast, sizable non-benchmark exposure to equities rose about 9%, aiding the fund’s relative result. From a sector perspective, the biggest boost came from security selection in tech. The top individual contributor was social messaging company Twitter. We reduced exposure to Twitter the past 12 months, but it remained a top position as of November 30.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Investments as of November 30, 2018

(excluding cash equivalents)	% of fund's net assets
U.S. Treasury Notes 2.375% 5/15/27	7.5
Vistra Energy Corp. 7.00%	2.2
Intel Corp. 3.25% 8/1/39	1.9
Becton, Dickinson & Co. Series A, 6.125%	1.9
Micron Technology, Inc. 3% 11/15/43	1.8
Microchip Technology, Inc. 1.625% 2/15/25	1.5
Sempra Energy Series A, 6.00%	1.5
Twitter, Inc. 0.25% 6/15/24	1.4
Wells Fargo & Co. 7.50%	1.3
Advanced Micro Devices, Inc. 2.125% 9/1/26	1.3
22.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	33.4
Health Care	12.5
Communication Services	10.3
Consumer Discretionary	8.5
Utilities	7.7

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Convertible Securities	83.0%
Stocks	8.5%
U.S. Government and U.S. Government Agency Obligations	7.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 7.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Convertible Bonds - 67.4%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 0.6%
Intelsat SA 4.5% 6/15/25 (a)	$4,589	$7,486
Entertainment - 1.8%
iQIYI, Inc. 3.75% 12/1/23 (a)	3,300	3,407
Live Nation Entertainment, Inc.:
2.5% 5/15/19	4,220	6,753
2.5% 3/15/23 (a)	5,050	5,392
Pandora Media, Inc.:
1.75% 12/1/20	1,789	1,706
1.75% 12/1/23	4,943	5,332
World Wrestling Entertainment, Inc. 3.375% 12/15/23 (a)	570	1,715
		24,305
Interactive Media & Services - 2.0%
Twitter, Inc.:
0.25% 6/15/24 (a)	20,837	18,779
1% 9/15/21	900	824
Weibo Corp. 1.25% 11/15/22 (a)	8,800	8,175
		27,778
Media - 3.9%
DISH Network Corp.:
2.375% 3/15/24	4,240	3,524
3.375% 8/15/26	18,098	15,888
Gannett Co., Inc. 4.75% 4/15/24 (a)	1,700	1,791
GCI Liberty, Inc. 1.75% 9/30/46 (a)	8,375	8,825
Liberty Media Corp.:
1% 1/30/23	8,620	8,816
1.375% 10/15/23	9,170	10,206
2.125% 3/31/48 (a)	2,830	2,712
2.25% 12/1/48 (a)	1,300	1,346
		53,108
Wireless Telecommunication Services - 0.3%
Boingo Wireless, Inc. 1% 10/1/23 (a)	3,500	3,169
Gogo, Inc. 3.75% 3/1/20	1,300	1,225
		4,394

TOTAL COMMUNICATION SERVICES		117,071

CONSUMER DISCRETIONARY - 6.2%
Automobiles - 1.2%
Tesla, Inc.:
1.25% 3/1/21	2,300	2,634
2.375% 3/15/22	10,605	13,117
		15,751
Diversified Consumer Services - 0.1%
Chegg, Inc. 0.25% 5/15/23 (a)	1,200	1,432
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Corp. 5% 10/1/24	10,035	14,181
Marriott Vacations Worldwide Corp. 1.5% 9/15/22	1,400	1,273
		15,454
Internet & Direct Marketing Retail - 3.8%
Etsy, Inc. 0% 3/1/23 (a)	5,000	7,966
Liberty Expedia Holdings, Inc. 1% 6/30/47 (a)	3,430	3,315
MercadoLibre, Inc. 2% 8/15/28 (a)	17,125	17,185
Quotient Technology, Inc. 1.75% 12/1/22 (a)	2,720	2,709
The Booking Holdings, Inc.:
0.35% 6/15/20	7,621	11,068
0.9% 9/15/21	7,535	8,658
		50,901

TOTAL CONSUMER DISCRETIONARY		83,538

CONSUMER STAPLES - 0.3%
Personal Products - 0.2%
Herbalife Nutrition Ltd.:
2% 8/15/19	1,010	1,359
2.625% 3/15/24 (a)	1,767	1,933
		3,292
Tobacco - 0.1%
Vector Group Ltd. 2.5% 1/15/19 (b)	630	647

TOTAL CONSUMER STAPLES		3,939

ENERGY - 3.2%
Energy Equipment & Services - 0.7%
Ensco Jersey Finance Ltd. 3% 1/31/24	6,003	4,733
Oil States International, Inc. 1.5% 2/15/23 (a)	3,000	2,733
Transocean, Inc. 0.5% 1/30/23	1,800	1,964
Vantage Drilling Co. 5.5% 7/15/43 (a)(c)(d)	20,000	600
		10,030
Oil, Gas & Consumable Fuels - 2.5%
Chesapeake Energy Corp. 5.5% 9/15/26	8,232	7,124
Oasis Petroleum, Inc. 2.625% 9/15/23	5,505	5,293
PDC Energy, Inc. 1.125% 9/15/21	1,800	1,655
Scorpio Tankers, Inc. 3% 5/15/22	15,627	12,915
Ship Finance International Ltd. 4.875% 5/1/23	1,600	1,541
SM Energy Co. 1.5% 7/1/21	4,150	4,042
Teekay Corp. 5% 1/15/23 (a)	1,180	940
		33,510

TOTAL ENERGY		43,540

FINANCIALS - 1.0%
Banks - 0.0%
Hope Bancorp, Inc. 2% 5/15/38 (a)	800	713
Diversified Financial Services - 0.5%
Alteryx, Inc. 0.5% 6/1/23 (a)	1,000	1,493
IAC Financeco, Inc. 0.875% 10/1/22 (a)	3,910	5,065
		6,558
Insurance - 0.3%
AXA SA 7.25% 5/15/21 (a)	4,105	4,115
Thrifts & Mortgage Finance - 0.2%
LendingTree, Inc. 0.625% 6/1/22	1,550	2,142

TOTAL FINANCIALS		13,528

HEALTH CARE - 10.6%
Biotechnology - 3.6%
Acorda Therapeutics, Inc. 1.75% 6/15/21	2,800	2,368
Alder Biopharmaceuticals, Inc. 2.5% 2/1/25	2,500	2,295
Amicus Therapeutics, Inc. 3% 12/15/23 (a)	2,336	4,567
BioMarin Pharmaceutical, Inc.:
0.599% 8/1/24	640	672
1.5% 10/15/20	565	678
Clovis Oncology, Inc. 2.5% 9/15/21	2,929	2,292
Exact Sciences Corp. 1% 1/15/25	4,850	5,938
Flexion Therapeutics, Inc. 3.375% 5/1/24	1,330	1,221
Ironwood Pharmaceuticals, Inc. 2.25% 6/15/22	2,350	2,518
Ligand Pharmaceuticals, Inc. 0.75% 5/15/23 (a)	5,050	4,696
Neurocrine Biosciences, Inc. 2.25% 5/15/24	3,540	4,748
Novavax, Inc. 3.75% 2/1/23	3,200	2,014
PTC Therapeutics, Inc. 3% 8/15/22	600	604
Repligen Corp. 2.125% 6/1/21	775	1,592
Retrophin, Inc. 2.5% 9/15/25	2,200	2,027
Sarepta Therapeutics, Inc. 1.5% 11/15/24 (a)	4,250	8,149
TESARO, Inc. 3% 10/1/21	1,700	2,522
		48,901
Health Care Equipment & Supplies - 1.3%
DexCom, Inc.:
0.75% 5/15/22	4,260	6,135
0.75% 12/1/23 (a)	4,000	4,167
Insulet Corp. 1.375% 11/15/24 (a)	3,440	3,752
Nevro Corp. 1.75% 6/1/21	850	788
NuVasive, Inc. 2.25% 3/15/21	2,600	3,078
		17,920
Health Care Providers & Services - 1.4%
Molina Healthcare, Inc. 1.125% 1/15/20	2,317	7,804
WellPoint, Inc. 2.75% 10/15/42	2,817	11,261
		19,065
Health Care Technology - 0.7%
Evolent Health, Inc.:
1.5% 10/15/25 (a)	1,515	1,560
2% 12/1/21	525	669
Teladoc Health, Inc.:
1.375% 5/15/25 (a)	2,475	3,355
3% 12/15/22	1,990	3,180
		8,764
Life Sciences Tools & Services - 1.3%
Accelerate Diagnostics, Inc. 2.5% 3/15/23 (a)	1,600	1,214
Illumina, Inc.:
0% 8/15/23 (a)	5,119	5,481
0.5% 6/15/21	7,623	10,852
		17,547
Pharmaceuticals - 2.3%
ANI Pharmaceuticals, Inc. 3% 12/1/19	4,970	5,203
Dermira, Inc. 3% 5/15/22	1,720	1,425
Innoviva, Inc.:
2.125% 1/15/23	1,400	1,546
2.5% 8/15/25	500	610
Isis Pharmaceuticals, Inc. 1% 11/15/21	5,224	5,781
Jazz Investments I Ltd.:
1.5% 8/15/24	3,600	3,487
1.875% 8/15/21	6,790	6,998
Pacira Pharmaceuticals, Inc. 2.375% 4/1/22	800	836
Supernus Pharmaceuticals, Inc. 0.625% 4/1/23 (a)	2,630	2,850
Theravance Biopharma, Inc. 3.25% 11/1/23	2,550	2,717
		31,453

TOTAL HEALTH CARE		143,650

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.2%
Aerojet Rocketdyne Holdings, Inc. 2.25% 12/15/23	2,240	3,286
Air Freight & Logistics - 0.2%
Echo Global Logistics, Inc. 2.5% 5/1/20	2,700	2,688
Building Products - 0.1%
Patrick Industries, Inc. 1% 2/1/23 (a)	1,150	927
Construction & Engineering - 0.5%
Dycom Industries, Inc. 0.75% 9/15/21	6,758	6,679
Electrical Equipment - 0.6%
SolarCity Corp. 1.625% 11/1/19	8,401	7,880
Machinery - 0.5%
Chart Industries, Inc. 1% 11/15/24 (a)	2,850	3,485
Greenbrier Companies, Inc. 2.875% 2/1/24	1,220	1,293
Meritor, Inc. 3.25% 10/15/37	634	568
Navistar International Corp. New 4.75% 4/15/19	1,080	1,077
		6,423
Professional Services - 0.2%
FTI Consulting, Inc. 2% 8/15/23 (a)	3,411	3,263
Trading Companies & Distributors - 0.1%
Kaman Corp. 3.25% 5/1/24	1,900	2,023

TOTAL INDUSTRIALS		33,169

INFORMATION TECHNOLOGY - 31.7%
Communications Equipment - 2.1%
CalAmp Corp. 2% 8/1/25 (a)	1,500	1,292
InterDigital, Inc. 1.5% 3/1/20	3,100	3,492
Liberty Interactive LLC 1.75% 9/30/46 (a)	4,859	5,404
Lumentum Holdings, Inc. 0.25% 3/15/24	5,237	5,322
Palo Alto Networks, Inc. 0.75% 7/1/23 (a)	13,325	12,714
		28,224
Electronic Equipment & Components - 0.2%
Knowles Corp. 3.25% 11/1/21	1,900	2,070
IT Services - 4.1%
Akamai Technologies, Inc.:
0% 2/15/19	657	651
0.125% 5/1/25 (a)	8,600	8,193
Carbonite, Inc. 2.5% 4/1/22	3,180	4,056
Euronet Worldwide, Inc. 1.5% 10/1/44	1,300	2,117
MongoDB, Inc. 0.75% 6/15/24 (a)	1,500	2,037
Okta, Inc. 0.25% 2/15/23 (a)	5,550	7,994
Perficient, Inc. 2.375% 9/15/23 (a)	760	704
Square, Inc.:
0.375% 3/1/22	2,180	6,584
0.5% 5/15/23 (a)	9,002	10,359
Twilio, Inc. 0.25% 6/1/23 (a)	4,114	6,084
Unisys Corp. 5.5% 3/1/21	1,700	2,653
Wix.com Ltd. 0% 7/1/23 (a)	4,856	4,695
		56,127
Semiconductors & Semiconductor Equipment - 11.6%
Advanced Micro Devices, Inc. 2.125% 9/1/26	6,393	17,584
Cree, Inc. 0.875% 9/1/23 (a)	4,300	4,224
Cypress Semiconductor Corp.:
2% 2/1/23	660	636
4.5% 1/15/22	3,010	3,703
Inphi Corp.:
0.75% 9/1/21	1,600	1,580
1.125% 12/1/20	2,100	2,457
Intel Corp. 3.25% 8/1/39	10,788	25,905
Microchip Technology, Inc.:
1.625% 2/15/25	14,066	20,544
1.625% 2/15/27	17,262	17,420
2.25% 2/15/37	4,500	4,600
Micron Technology, Inc. 3% 11/15/43	18,153	24,044
Novellus Systems, Inc. 2.625% 5/15/41	2,272	10,726
NXP Semiconductors NV 1% 12/1/19	2,970	3,065
ON Semiconductor Corp.:
1% 12/1/20	4,868	5,800
1.625% 10/15/23	8,806	10,154
Rambus, Inc. 1.375% 2/1/23	1,580	1,392
Synaptics, Inc. 0.5% 6/15/22	2,300	2,023
Teradyne, Inc. 1.25% 12/15/23	1,000	1,275
		157,132
Software - 12.9%
Atlassian, Inc. 0.625% 5/1/23 (a)	8,300	10,186
Citrix Systems, Inc. 0.5% 4/15/19	10,273	15,440
Coupa Software, Inc. 0.375% 1/15/23 (a)	5,669	8,718
DocuSign, Inc. 0.5% 9/15/23 (a)	9,400	8,766
Everbridge, Inc. 1.5% 11/1/22	2,120	3,585
FireEye, Inc.:
0.875% 6/1/24 (a)	11,400	12,601
1.625% 6/1/35	3,040	2,782
Five9, Inc. 0.125% 5/1/23 (a)	2,000	2,401
Guidewire Software, Inc. 1.25% 3/15/25	3,000	3,092
HubSpot, Inc. 0.25% 6/1/22	3,770	5,808
j2 Global, Inc. 3.25% 6/15/29	2,250	2,674
New Relic, Inc. 0.5% 5/1/23 (a)	4,700	4,824
Nice Systems, Inc. 1.25% 1/15/24	4,790	6,966
Nuance Communications, Inc.:
1% 12/15/35	5,790	5,262
1.25% 4/1/25	1,383	1,328
Nutanix, Inc. 0% 1/15/23 (a)	5,900	6,717
PROS Holdings, Inc. 2% 6/1/47	1,200	1,123
Q2 Holdings, Inc. 0.75% 2/15/23 (a)	600	657
Rapid7, Inc. 1.25% 8/1/23 (a)	1,300	1,325
RealPage, Inc. 1.5% 11/15/22	1,150	1,549
Red Hat, Inc. 0.25% 10/1/19	3,750	9,074
RingCentral, Inc. 0% 3/15/23 (a)	4,610	5,454
ServiceNow, Inc. 0% 6/1/22	8,530	12,342
Splunk, Inc.:
0.5% 9/15/23 (a)	10,475	10,499
1.125% 9/15/25 (a)	7,500	7,487
Workday, Inc.:
0.25% 10/1/22	11,150	13,903
1.5% 7/15/20	1,820	3,677
Zendesk, Inc. 0.25% 3/15/23 (a)	5,640	6,403
		174,643
Technology Hardware, Storage & Peripherals - 0.8%
Electronics for Imaging, Inc. 2.25% 11/15/23 (a)	1,400	1,420
Pure Storage, Inc. 0.125% 4/15/23 (a)	5,820	5,766
Western Digital Corp. 1.5% 2/1/24 (a)	3,557	2,955
		10,141

TOTAL INFORMATION TECHNOLOGY		428,337

MATERIALS - 1.2%
Metals & Mining - 1.2%
Allegheny Technologies, Inc. 4.75% 7/1/22	1,370	2,671
Cleveland-Cliffs, Inc. 1.5% 1/15/25	2,424	3,083
Endeavour Mining Corp. 3% 2/15/23 (a)	4,260	3,693
Royal Gold, Inc. 2.875% 6/15/19	2,500	2,486
SSR Mining, Inc. 2.875% 2/1/33	4,185	4,120
		16,053
REAL ESTATE - 0.9%
Real Estate Management & Development - 0.9%
Extra Space Storage LP 3.125% 10/1/35 (a)	8,600	9,572
Redfin Corp. 1.75% 7/15/23	2,470	2,103
		11,675
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
NextEra Energy Partners LP 1.5% 9/15/20 (a)	4,650	4,569
NRG Energy, Inc. 2.75% 6/1/48 (a)	12,148	13,018
		17,587
TOTAL CONVERTIBLE BONDS
(Cost $903,689)		912,087

U.S. Treasury Obligations - 7.5%
U.S. Treasury Notes 2.375% 5/15/27
(Cost $101,253)	106,000	101,284
	Shares	Value (000s)

Common Stocks - 8.5%
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	103,400	$6,235
Interactive Media & Services - 0.7%
Alphabet, Inc. Class A (e)	8,800	9,765
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (e)	98,484	6,741

TOTAL COMMUNICATION SERVICES		22,741

CONSUMER DISCRETIONARY - 2.3%
Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (e)	8,400	14,197
Yahoo!, Inc. (e)	262,500	17,217
		31,414
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
California Resources Corp. (e)	380,900	9,119
Enterprise Products Partners LP	204,800	5,376
		14,495
INDUSTRIALS - 1.2%
Airlines - 0.5%
Southwest Airlines Co.	126,500	6,908
Professional Services - 0.3%
Nielsen Holdings PLC	150,000	4,076
Road & Rail - 0.4%
Norfolk Southern Corp.	32,000	5,464

TOTAL INDUSTRIALS		16,448

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	109,900	5,261
Semiconductors & Semiconductor Equipment - 0.4%
Qualcomm, Inc.	100,000	5,826
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	67,000	11,965

TOTAL INFORMATION TECHNOLOGY		23,052

MATERIALS - 0.5%
Chemicals - 0.5%
DowDuPont, Inc.	116,000	6,711
TOTAL COMMON STOCKS
(Cost $109,226)		114,861

Convertible Preferred Stocks - 15.6%
CONSUMER STAPLES - 1.8%
Food Products - 1.8%
Bunge Ltd. 4.875%	173,100	17,274
Post Holdings, Inc. Series C, 2.50%	39,600	7,087
		24,361
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Nabors Industries, Inc. Series A, 6.00%	4,100	109
Oil, Gas & Consumable Fuels - 0.4%
Hess Corp. Series A, 8.00%	90,000	5,413

TOTAL ENERGY		5,522

FINANCIALS - 2.6%
Banks - 2.6%
Bank of America Corp. Series L, 7.25%	13,388	17,137
Wells Fargo & Co. 7.50%	14,463	18,262
		35,399
HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co. Series A, 6.125%	398,700	25,222
INDUSTRIALS - 1.1%
Electrical Equipment - 0.8%
Fortive Corp. Series A, 5.00%	11,590	11,378
Machinery - 0.3%
Rexnord Corp. Series A, 5.75%	41,837	2,492
Stanley Black & Decker, Inc. 5.375%	15,300	1,492
		3,984

TOTAL INDUSTRIALS		15,362

MATERIALS - 0.4%
Chemicals - 0.4%
International Flavors & Fragrances, Inc. 6.00%	95,900	5,388
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Crown Castle International Corp. Series A, 6.875%	9,900	10,714
Welltower, Inc. Series I, 6.50%	50,000	3,271
		13,985
UTILITIES - 6.4%
Electric Utilities - 3.0%
NextEra Energy, Inc. 6.123%	165,600	9,913
Vistra Energy Corp. 7.00%	322,100	30,111
		40,024
Gas Utilities - 0.1%
South Jersey Industries, Inc. 7.25%	28,000	1,432
Multi-Utilities - 3.3%
CenterPoint Energy, Inc.:
2.00% ZENS	220,150	9,684
Series B, 7.00%	76,000	3,807
Dominion Resources, Inc. Series A, 6.75%	207,600	10,054
DTE Energy Co. 6.50%	18,000	988
Sempra Energy Series A, 6.00%	200,700	20,401
		44,934

TOTAL UTILITIES		86,390

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $196,757)		211,629

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.27% (f)
(Cost $5,163)	5,161,702	5,163
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $1,316,088)		1,345,024
NET OTHER ASSETS (LIABILITIES) - 0.6%		8,067
NET ASSETS - 100%		$1,353,091

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $351,193,000 or 26.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Level 3 security

 (e) Non-income producing

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$239
Fidelity Securities Lending Cash Central Fund	2
Total	$241

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$22,741	$22,741	$--	$--
Consumer Discretionary	31,414	31,414	--	--
Consumer Staples	24,361	--	24,361	--
Energy	20,017	14,495	5,522	--
Financials	35,399	--	35,399	--
Health Care	25,222	--	25,222	--
Industrials	31,810	16,448	15,362	--
Information Technology	23,052	23,052	--	--
Materials	12,099	6,711	5,388	--
Real Estate	13,985	--	13,985	--
Utilities	86,390	988	85,402	--
Corporate Bonds	912,087	--	911,487	600
U.S. Government and Government Agency Obligations	101,284	--	101,284	--
Money Market Funds	5,163	5,163	--	--
Total Investments in Securities:	$1,345,024	$121,012	$1,223,412	$600

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	7.5%
AAA,AA,A	4.1%
BBB	4.2%
BB	6.1%
B	9.2%
CCC,CC,C	0.2%
Not Rated	43.6%
Equities	24.1%
Short-Term Investments and Net Other Assets	1.0%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,310,925)	$1,339,861
Fidelity Central Funds (cost $5,163)	5,163
Total Investment in Securities (cost $1,316,088)		$1,345,024
Receivable for investments sold		161,147
Receivable for fund shares sold		198
Dividends receivable		880
Interest receivable		4,293
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		2
Other receivables		52
Total assets		1,511,610
Liabilities
Payable for investments purchased	$156,947
Payable for fund shares redeemed	982
Accrued management fee	295
Distribution and service plan fees payable	20
Other affiliated payables	210
Other payables and accrued expenses	65
Total liabilities		158,519
Net Assets		$1,353,091
Net Assets consist of:
Paid in capital		$1,265,037
Total distributable earnings (loss)		88,054
Net Assets		$1,353,091
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($18,793 ÷ 669.53 shares)		$28.07
Maximum offering price per share (100/94.25 of $28.07)		$29.78
Class M:
Net Asset Value and redemption price per share ($6,008 ÷ 213.91 shares)		$28.09
Maximum offering price per share (100/96.50 of $28.09)		$29.11
Class C:
Net Asset Value and offering price per share ($16,828 ÷ 603.41 shares)(a)		$27.89
Convertible Securities:
Net Asset Value, offering price and redemption price per share ($1,278,124 ÷ 45,362.94 shares)		$28.18
Class I:
Net Asset Value, offering price and redemption price per share ($31,995 ÷ 1,137.26 shares)		$28.13
Class Z:
Net Asset Value, offering price and redemption price per share ($1,343 ÷ 47.73 shares)		$28.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$17,271
Special dividends		9,658
Interest		22,042
Income from Fidelity Central Funds		241
Total income		49,212
Expenses
Management fee
Basic fee	$6,348
Performance adjustment	(2,552)
Transfer agent fees	2,184
Distribution and service plan fees	273
Accounting and security lending fees	454
Custodian fees and expenses	33
Independent trustees' fees and expenses	7
Registration fees	86
Audit	73
Legal	4
Interest	5
Miscellaneous	10
Total expenses before reductions	6,925
Expense reductions	(89)
Total expenses after reductions		6,836
Net investment income (loss)		42,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,253
Fidelity Central Funds	(1)
Foreign currency transactions	(2)
Total net realized gain (loss)		107,250
Change in net unrealized appreciation (depreciation) on investment securities		(92,594)
Net gain (loss)		14,656
Net increase (decrease) in net assets resulting from operations		$57,032

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,376	$46,697
Net realized gain (loss)	107,250	24,125
Change in net unrealized appreciation (depreciation)	(92,594)	91,806
Net increase (decrease) in net assets resulting from operations	57,032	162,628
Distributions to shareholders	(76,808)	–
Distributions to shareholders from net investment income	–	(44,979)
Distributions to shareholders from net realized gain	–	(24,545)
Total distributions	(76,808)	(69,524)
Share transactions - net increase (decrease)	(154,490)	(183,817)
Total increase (decrease) in net assets	(174,266)	(90,713)
Net Assets
Beginning of period	1,527,357	1,618,070
End of period	$1,353,091	$1,527,357
Other Information
Undistributed net investment income end of period		$13,282

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Convertible Securities Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.49	$26.85	$29.56	$33.42	$30.79
Income from Investment Operations
Net investment income (loss)A	.76B	.75	.81C	.66	.51
Net realized and unrealized gain (loss)	.25	2.02D	(.69)	(2.81)	2.81E
Total from investment operations	1.01	2.77	.12	(2.15)	3.32
Distributions from net investment income	(.85)	(.71)	(.83)	(.61)	(.48)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.43)	(1.13)	(2.83)	(1.71)	(.69)
Net asset value, end of period	$28.07	$28.49	$26.85	$29.56	$33.42
Total ReturnF,G	3.60%	10.57%D	.83%	(6.60)%	10.95%E
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.74%	.73%	.84%	.86%
Expenses net of fee waivers, if any	.75%	.74%	.73%	.84%	.85%
Expenses net of all reductions	.75%	.74%	.73%	.84%	.85%
Net investment income (loss)	2.66%B	2.71%	3.08%C	2.09%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$19	$21	$29	$56	$150
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounts to $.19 per share. Excluding this non-recurring dividend, the ratios of net investment income (loss) to average net assets would have been 1.99%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.71%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.28%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.58%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.47	$26.86	$29.56	$33.44	$30.80
Income from Investment Operations
Net investment income (loss)A	.68B	.68	.73C	.57	.42
Net realized and unrealized gain (loss)	.25	2.01D	(.68)	(2.82)	2.82E
Total from investment operations	.93	2.69	.05	(2.25)	3.24
Distributions from net investment income	(.73)	(.66)	(.75)	(.53)	(.39)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.31)	(1.08)	(2.75)	(1.63)	(.60)
Net asset value, end of period	$28.09	$28.47	$26.86	$29.56	$33.44
Total ReturnF,G	3.31%	10.26%D	.53%	(6.91)%	10.67%E
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.01%	1.04%	1.12%	1.14%
Expenses net of fee waivers, if any	1.04%	1.01%	1.04%	1.12%	1.14%
Expenses net of all reductions	1.03%	1.01%	1.04%	1.12%	1.14%
Net investment income (loss)	2.38%B	2.44%	2.77%C	1.81%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$6	$14	$7	$9	$14
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring divided which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.40%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 9.97%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.30%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.31	$26.68	$29.37	$33.23	$30.63
Income from Investment Operations
Net investment income (loss)A	.54B	.54	.60C	.42	.27
Net realized and unrealized gain (loss)	.25	2.01D	(.67)	(2.80)	2.80E
Total from investment operations	.79	2.55	(.07)	(2.38)	3.07
Distributions from net investment income	(.63)	(.50)	(.62)	(.38)	(.26)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.21)	(.92)	(2.62)	(1.48)	(.47)
Net asset value, end of period	$27.89	$28.31	$26.68	$29.37	$33.23
Total ReturnF,G	2.82%	9.75%D	.09%	(7.35)%	10.13%E
Ratios to Average Net AssetsH,I
Expenses before reductions	1.50%	1.50%	1.50%	1.60%	1.62%
Expenses net of fee waivers, if any	1.50%	1.49%	1.49%	1.60%	1.62%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.59%	1.62%
Net investment income (loss)	1.92%B	1.96%	2.32%C	1.33%	.84%
Supplemental Data
Net assets, end of period (in millions)	$17	$19	$24	$39	$48
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.95%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 9.46%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 9.76%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.59	$26.95	$29.66	$33.56	$30.90
Income from Investment Operations
Net investment income (loss)A	.85B	.83	.88C	.75	.60
Net realized and unrealized gain (loss)	.25	2.02D	(.68)	(2.83)	2.83E
Total from investment operations	1.10	2.85	.20	(2.08)	3.43
Distributions from net investment income	(.93)	(.80)	(.92)	(.72)	(.56)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.51)	(1.21)F	(2.91)G	(1.82)	(.77)
Net asset value, end of period	$28.18	$28.59	$26.95	$29.66	$33.56
Total ReturnH	3.93%	10.88%D	1.13%	(6.38)%	11.28%E
Ratios to Average Net AssetsI,J
Expenses before reductions	.46%	.45%	.45%	.56%	.58%
Expenses net of fee waivers, if any	.46%	.45%	.45%	.56%	.58%
Expenses net of all reductions	.45%	.45%	.45%	.56%	.58%
Net investment income (loss)	2.96%B	3.00%	3.36%C	2.37%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$1,278	$1,432	$1,490	$1,823	$2,307
Portfolio turnover rateK	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.99%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.59%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.91%.

 F Total distributions of $1.21 per share is comprised of distributions from net investment income of $.799 and distributions from net realized gain of $.415 per share.

 G Total distributions of $2.91 per share is comprised of distributions from net investment income of $.916 and distributions from net realized gain of $1.997 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.55	$26.91	$29.62	$33.51	$30.86
Income from Investment Operations
Net investment income (loss)A	.84B	.83	.88C	.74	.59
Net realized and unrealized gain (loss)	.24	2.02D	(.68)	(2.82)	2.83E
Total from investment operations	1.08	2.85	.20	(2.08)	3.42
Distributions from net investment income	(.92)	(.79)	(.91)	(.71)	(.56)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.50)	(1.21)	(2.91)	(1.81)	(.77)
Net asset value, end of period	$28.13	$28.55	$26.91	$29.62	$33.51
Total ReturnF	3.87%	10.87%D	1.11%	(6.39)%	11.25%E
Ratios to Average Net AssetsG,H
Expenses before reductions	.47%	.47%	.47%	.58%	.61%
Expenses net of fee waivers, if any	.47%	.47%	.47%	.58%	.61%
Expenses net of all reductions	.47%	.47%	.47%	.58%	.61%
Net investment income (loss)	2.94%B	2.98%	3.35%C	2.35%	1.85%
Supplemental Data
Net assets, end of period (in millions)	$32	$41	$68	$128	$159
Portfolio turnover rateI	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.98%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.58%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.88%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class Z

Year ended November 30,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$29.30
Income from Investment Operations
Net investment income (loss)B	.10
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.80)
Distributions from net investment income	(.36)
Distributions from net realized gain	–
Total distributions	(.36)
Net asset value, end of period	$28.14
Total ReturnC,D	(2.74)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.37%G
Expenses net of fee waivers, if any	.37%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.35%G
Supplemental Data
Net assets, end of period (in millions)	$1
Portfolio turnover rateH	176%

 A For the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Convertible Securities Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Convertible Securities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, deferred trustees compensation, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$80,817
Gross unrealized depreciation	(70,873)
Net unrealized appreciation (depreciation)	$9,944
Tax Cost	$1,335,080

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,266
Undistributed long-term capital gain	$54,952
Net unrealized appreciation (depreciation) on securities and other investments	$9,944

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$76,808	$ 69,524

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,084,876 and $2,405,935, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Convertible Securities as compared to its benchmark index, the ICE® BofAML® All US Convertibles Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$50	$–(a)
Class M	.25%	.25%	42	–(a)
Class C	.75%	.25%	181	7
			$273	$7

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	1
$10

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39.19
Class M	19.22
Class C	34.19
Convertible Securities	2,036.15
Class I	56.17
Class Z	–(a)	.05(b)
	$2,184

 (a) In the amount of less than five hundred dollars.

 (b) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,716	1.89%	$5

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018(a)	Year ended November 30, 2017
Distributions to shareholders
Class A	$1,018	$–
Class M	500	–
Class C	778	–
Convertible Securities	72,625	–
Class I	1,886	–
Class Z	1	–
Total	$76,808	$–
From net investment income
Class A	$–	$630
Class M	–	267
Class C	–	395
Convertible Securities	–	42,192
Class I	–	1,495
Total	$–	$44,979
From net realized gain
Class A	$–	$444
Class M	–	102
Class C	–	357
Convertible Securities	–	22,674
Class I	–	968
Total	$–	$24,545

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018(a)	Year ended November 30, 2017	Year ended November 30, 2018(a)	Year ended November 30, 2017
Class A
Shares sold	99	106	$2,856	$2,921
Reinvestment of distributions	35	37	971	1,008
Shares redeemed	(203)	(502)	(5,783)	(13,796)
Net increase (decrease)	(69)	(359)	$(1,956)	$(9,867)
Class M
Shares sold	75	616	$2,133	$17,118
Reinvestment of distributions	18	13	496	364
Shares redeemed	(388)	(366)	(10,794)	(10,224)
Net increase (decrease)	(295)	263	$(8,165)	$7,258
Class C
Shares sold	76	64	$2,156	$1,763
Reinvestment of distributions	26	25	731	686
Shares redeemed	(181)	(308)	(5,103)	(8,438)
Net increase (decrease)	(79)	(219)	$(2,216)	$(5,989)
Convertible Securities
Shares sold	1,930	3,155	$55,256	$86,877
Reinvestment of distributions	2,239	2,104	63,197	57,338
Shares redeemed	(8,880)	(10,453)	(253,754)	(289,022)
Net increase (decrease)	(4,711)	(5,194)	$(135,301)	$(144,807)
Class I
Shares sold	353	785	$10,075	$21,690
Reinvestment of distributions	61	73	1,710	1,977
Shares redeemed	(703)	(1,970)	(19,963)	(54,079)
Net increase (decrease)	(289)	(1,112)	$(8,178)	$(30,412)
Class Z
Shares sold	48	–	$1,327	$–
Reinvestment of distributions	–(b)	–	1	–
Shares redeemed	–(b)	–	(2)	–
Net increase (decrease)	48	–	$1,326	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018

 (b) Amount is less than five hundred shares

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Convertible Securities Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018) for Class A, Class M, Class C, Convertible Securities and Class I, and for the period (October 2, 2018 to November 30, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value November 30, 2018	Expenses Paid During Period
Class A	.75%
Actual		$1,000.00	$991.40	$3.74-B
Hypothetical-C		$1,000.00	$1,021.31	$3.80-D
Class M	1.04%
Actual		$1,000.00	$990.00	$5.19-B
Hypothetical-C		$1,000.00	$1,019.85	$5.27-D
Class C	1.50%
Actual		$1,000.00	$987.60	$7.47-B
Hypothetical-C		$1,000.00	$1,017.55	$7.59-D
Convertible Securities	.46%
Actual		$1,000.00	$992.90	$2.30-B
Hypothetical-C		$1,000.00	$1,022.76	$2.33-D
Class I	.47%
Actual		$1,000.00	$992.50	$2.35-B
Hypothetical-C		$1,000.00	$1,022.71	$2.38-D
Class Z	.37%
Actual		$1,000.00	$972.60	$.60-B
Hypothetical-C		$1,000.00	$1,023.21	$1.88-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class M, Class C, Convertible Securities and Class I, and multiplied by 60/365 (to reflect the period October 2, 2018 to November 30, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Convertible Securities Fund
Class A	12/27/18	12/26/18	$0.171	$1.509
Class M	12/27/18	12/26/18	$0.152	$1.509
Class C	12/27/18	12/26/18	$0.117	$1.509
Convertible Securities	12/27/18	12/26/18	$0.193	$1.509
Class I	12/27/18	12/26/18	$0.192	$1.509
Class Z	12/27/18	12/26/18	$0.203	$1.509

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $54,951,523, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $19,399,278 of distributions paid during the period January 1, 2018 to November 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A designates 0%, 21%, 21%, and 20%; Class M designates 0%, 29%, 25%, and 21%; Class C designates 0%, 28%, 29%, and 24%; Convertible Securities designates 0%, 19%, 19%, and 19%; and Class I designates 0%, 19%, 19%, and 19%; of the dividends distributed in December 2017, April 2018, July 2018, and October 2018, respectively during the fiscal year; and Class Z designates 19% of the dividend distributed in October 2018 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 1%, 23%, 23%, and 22%; Class M designates 1%, 31%, 27%, and 24%; Class C designates 1%, 31%, 32%, and 26%; Convertible Securities designates 1%, 21%, 21%, and 21%; and Class I designates 1%, 21%, 21%, and 21%; of the dividends distributed in December 2017, April 2018, July 2018, and October 2018, respectively during the fiscal year; and Class Z designates 21% of the dividend distributed in October 2018 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Convertible Securities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ACVS-ANN-0119
1.884067.109

Fidelity® Convertible Securities Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Convertible Securities Fund	3.93%	3.96%	12.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Convertible Securities Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® All US Convertibles Index performed over the same period.

Period Ending Values
$33,609	Fidelity® Convertible Securities Fund
$34,991	ICE® BofAML® All US Convertibles Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending November 30, 2018, the ICE BofAML® All U.S. Convertibles Index gained 4.86%, benefiting for the first 10 months of the period from strong demand and constrained supply, as well as a rising stock market. Investors were drawn to convertible securities because of their limited sensitivity to higher interest rates and their mix of income and watered-down equity exposure. The information technology sector, which represented about 32% of the convertibles index this period, did particularly well. However, in October, uncertainty due to global trade, slowing global economic growth, rising U.S. interest rates and peaking corporate earnings growth led to a sizable decline in stocks, particularly tech securities, in turn pressuring convertibles. Within the convertibles index, tech rose about 9%, thanks to earlier strength. Other notable winners included health care (+11%) and utilities (+7%). By contrast, most other sectors in the index posted flat or slightly negative returns, with industrials (-5%) hardest hit. Within the index, convertible bonds gained roughly 6%, outpacing the 3% advance of convertible preferred stock. By comparison, the convertibles index lagged the 6.27% gain of the S&P 500® index, but topped the 0.22% result of the ICE BofAML® U.S. High Yield Constrained Index and the -1.34% return of taxable investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Comments from Portfolio Manager Adam Kramer:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained about 3% to 4%, trailing the benchmark ICE BofAML® All US Convertibles Index. The fund struggled to keep pace with the benchmark from the beginning of the period through the end of August, due to underexposure to many top-performing, higher-growth, mid-cap software companies. The better news is that we outpaced the benchmark by about two percentage points in the final three months. By sector, health care, energy, consumer discretionary and consumer staples hurt relative performance most, largely due to weak issue selection. In terms of asset classes, our investment in convertible bonds – representing roughly two-thirds of the fund’s assets this period – lagged those in the benchmark and therefore detracted from our relative result. The largest individual detractor was a non-benchmark stake in converts and common stock issued by Scorpio Tankers, one of the world’s largest gasoline tanker companies. By contrast, sizable non-benchmark exposure to equities rose about 9%, aiding the fund’s relative result. From a sector perspective, the biggest boost came from security selection in tech. The top individual contributor was social messaging company Twitter. We reduced exposure to Twitter the past 12 months, but it remained a top position as of November 30.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Investments as of November 30, 2018

(excluding cash equivalents)	% of fund's net assets
U.S. Treasury Notes 2.375% 5/15/27	7.5
Vistra Energy Corp. 7.00%	2.2
Intel Corp. 3.25% 8/1/39	1.9
Becton, Dickinson & Co. Series A, 6.125%	1.9
Micron Technology, Inc. 3% 11/15/43	1.8
Microchip Technology, Inc. 1.625% 2/15/25	1.5
Sempra Energy Series A, 6.00%	1.5
Twitter, Inc. 0.25% 6/15/24	1.4
Wells Fargo & Co. 7.50%	1.3
Advanced Micro Devices, Inc. 2.125% 9/1/26	1.3
22.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	33.4
Health Care	12.5
Communication Services	10.3
Consumer Discretionary	8.5
Utilities	7.7

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Convertible Securities	83.0%
Stocks	8.5%
U.S. Government and U.S. Government Agency Obligations	7.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments - 7.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Convertible Bonds - 67.4%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 0.6%
Intelsat SA 4.5% 6/15/25 (a)	$4,589	$7,486
Entertainment - 1.8%
iQIYI, Inc. 3.75% 12/1/23 (a)	3,300	3,407
Live Nation Entertainment, Inc.:
2.5% 5/15/19	4,220	6,753
2.5% 3/15/23 (a)	5,050	5,392
Pandora Media, Inc.:
1.75% 12/1/20	1,789	1,706
1.75% 12/1/23	4,943	5,332
World Wrestling Entertainment, Inc. 3.375% 12/15/23 (a)	570	1,715
		24,305
Interactive Media & Services - 2.0%
Twitter, Inc.:
0.25% 6/15/24 (a)	20,837	18,779
1% 9/15/21	900	824
Weibo Corp. 1.25% 11/15/22 (a)	8,800	8,175
		27,778
Media - 3.9%
DISH Network Corp.:
2.375% 3/15/24	4,240	3,524
3.375% 8/15/26	18,098	15,888
Gannett Co., Inc. 4.75% 4/15/24 (a)	1,700	1,791
GCI Liberty, Inc. 1.75% 9/30/46 (a)	8,375	8,825
Liberty Media Corp.:
1% 1/30/23	8,620	8,816
1.375% 10/15/23	9,170	10,206
2.125% 3/31/48 (a)	2,830	2,712
2.25% 12/1/48 (a)	1,300	1,346
		53,108
Wireless Telecommunication Services - 0.3%
Boingo Wireless, Inc. 1% 10/1/23 (a)	3,500	3,169
Gogo, Inc. 3.75% 3/1/20	1,300	1,225
		4,394

TOTAL COMMUNICATION SERVICES		117,071

CONSUMER DISCRETIONARY - 6.2%
Automobiles - 1.2%
Tesla, Inc.:
1.25% 3/1/21	2,300	2,634
2.375% 3/15/22	10,605	13,117
		15,751
Diversified Consumer Services - 0.1%
Chegg, Inc. 0.25% 5/15/23 (a)	1,200	1,432
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment Corp. 5% 10/1/24	10,035	14,181
Marriott Vacations Worldwide Corp. 1.5% 9/15/22	1,400	1,273
		15,454
Internet & Direct Marketing Retail - 3.8%
Etsy, Inc. 0% 3/1/23 (a)	5,000	7,966
Liberty Expedia Holdings, Inc. 1% 6/30/47 (a)	3,430	3,315
MercadoLibre, Inc. 2% 8/15/28 (a)	17,125	17,185
Quotient Technology, Inc. 1.75% 12/1/22 (a)	2,720	2,709
The Booking Holdings, Inc.:
0.35% 6/15/20	7,621	11,068
0.9% 9/15/21	7,535	8,658
		50,901

TOTAL CONSUMER DISCRETIONARY		83,538

CONSUMER STAPLES - 0.3%
Personal Products - 0.2%
Herbalife Nutrition Ltd.:
2% 8/15/19	1,010	1,359
2.625% 3/15/24 (a)	1,767	1,933
		3,292
Tobacco - 0.1%
Vector Group Ltd. 2.5% 1/15/19 (b)	630	647

TOTAL CONSUMER STAPLES		3,939

ENERGY - 3.2%
Energy Equipment & Services - 0.7%
Ensco Jersey Finance Ltd. 3% 1/31/24	6,003	4,733
Oil States International, Inc. 1.5% 2/15/23 (a)	3,000	2,733
Transocean, Inc. 0.5% 1/30/23	1,800	1,964
Vantage Drilling Co. 5.5% 7/15/43 (a)(c)(d)	20,000	600
		10,030
Oil, Gas & Consumable Fuels - 2.5%
Chesapeake Energy Corp. 5.5% 9/15/26	8,232	7,124
Oasis Petroleum, Inc. 2.625% 9/15/23	5,505	5,293
PDC Energy, Inc. 1.125% 9/15/21	1,800	1,655
Scorpio Tankers, Inc. 3% 5/15/22	15,627	12,915
Ship Finance International Ltd. 4.875% 5/1/23	1,600	1,541
SM Energy Co. 1.5% 7/1/21	4,150	4,042
Teekay Corp. 5% 1/15/23 (a)	1,180	940
		33,510

TOTAL ENERGY		43,540

FINANCIALS - 1.0%
Banks - 0.0%
Hope Bancorp, Inc. 2% 5/15/38 (a)	800	713
Diversified Financial Services - 0.5%
Alteryx, Inc. 0.5% 6/1/23 (a)	1,000	1,493
IAC Financeco, Inc. 0.875% 10/1/22 (a)	3,910	5,065
		6,558
Insurance - 0.3%
AXA SA 7.25% 5/15/21 (a)	4,105	4,115
Thrifts & Mortgage Finance - 0.2%
LendingTree, Inc. 0.625% 6/1/22	1,550	2,142

TOTAL FINANCIALS		13,528

HEALTH CARE - 10.6%
Biotechnology - 3.6%
Acorda Therapeutics, Inc. 1.75% 6/15/21	2,800	2,368
Alder Biopharmaceuticals, Inc. 2.5% 2/1/25	2,500	2,295
Amicus Therapeutics, Inc. 3% 12/15/23 (a)	2,336	4,567
BioMarin Pharmaceutical, Inc.:
0.599% 8/1/24	640	672
1.5% 10/15/20	565	678
Clovis Oncology, Inc. 2.5% 9/15/21	2,929	2,292
Exact Sciences Corp. 1% 1/15/25	4,850	5,938
Flexion Therapeutics, Inc. 3.375% 5/1/24	1,330	1,221
Ironwood Pharmaceuticals, Inc. 2.25% 6/15/22	2,350	2,518
Ligand Pharmaceuticals, Inc. 0.75% 5/15/23 (a)	5,050	4,696
Neurocrine Biosciences, Inc. 2.25% 5/15/24	3,540	4,748
Novavax, Inc. 3.75% 2/1/23	3,200	2,014
PTC Therapeutics, Inc. 3% 8/15/22	600	604
Repligen Corp. 2.125% 6/1/21	775	1,592
Retrophin, Inc. 2.5% 9/15/25	2,200	2,027
Sarepta Therapeutics, Inc. 1.5% 11/15/24 (a)	4,250	8,149
TESARO, Inc. 3% 10/1/21	1,700	2,522
		48,901
Health Care Equipment & Supplies - 1.3%
DexCom, Inc.:
0.75% 5/15/22	4,260	6,135
0.75% 12/1/23 (a)	4,000	4,167
Insulet Corp. 1.375% 11/15/24 (a)	3,440	3,752
Nevro Corp. 1.75% 6/1/21	850	788
NuVasive, Inc. 2.25% 3/15/21	2,600	3,078
		17,920
Health Care Providers & Services - 1.4%
Molina Healthcare, Inc. 1.125% 1/15/20	2,317	7,804
WellPoint, Inc. 2.75% 10/15/42	2,817	11,261
		19,065
Health Care Technology - 0.7%
Evolent Health, Inc.:
1.5% 10/15/25 (a)	1,515	1,560
2% 12/1/21	525	669
Teladoc Health, Inc.:
1.375% 5/15/25 (a)	2,475	3,355
3% 12/15/22	1,990	3,180
		8,764
Life Sciences Tools & Services - 1.3%
Accelerate Diagnostics, Inc. 2.5% 3/15/23 (a)	1,600	1,214
Illumina, Inc.:
0% 8/15/23 (a)	5,119	5,481
0.5% 6/15/21	7,623	10,852
		17,547
Pharmaceuticals - 2.3%
ANI Pharmaceuticals, Inc. 3% 12/1/19	4,970	5,203
Dermira, Inc. 3% 5/15/22	1,720	1,425
Innoviva, Inc.:
2.125% 1/15/23	1,400	1,546
2.5% 8/15/25	500	610
Isis Pharmaceuticals, Inc. 1% 11/15/21	5,224	5,781
Jazz Investments I Ltd.:
1.5% 8/15/24	3,600	3,487
1.875% 8/15/21	6,790	6,998
Pacira Pharmaceuticals, Inc. 2.375% 4/1/22	800	836
Supernus Pharmaceuticals, Inc. 0.625% 4/1/23 (a)	2,630	2,850
Theravance Biopharma, Inc. 3.25% 11/1/23	2,550	2,717
		31,453

TOTAL HEALTH CARE		143,650

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.2%
Aerojet Rocketdyne Holdings, Inc. 2.25% 12/15/23	2,240	3,286
Air Freight & Logistics - 0.2%
Echo Global Logistics, Inc. 2.5% 5/1/20	2,700	2,688
Building Products - 0.1%
Patrick Industries, Inc. 1% 2/1/23 (a)	1,150	927
Construction & Engineering - 0.5%
Dycom Industries, Inc. 0.75% 9/15/21	6,758	6,679
Electrical Equipment - 0.6%
SolarCity Corp. 1.625% 11/1/19	8,401	7,880
Machinery - 0.5%
Chart Industries, Inc. 1% 11/15/24 (a)	2,850	3,485
Greenbrier Companies, Inc. 2.875% 2/1/24	1,220	1,293
Meritor, Inc. 3.25% 10/15/37	634	568
Navistar International Corp. New 4.75% 4/15/19	1,080	1,077
		6,423
Professional Services - 0.2%
FTI Consulting, Inc. 2% 8/15/23 (a)	3,411	3,263
Trading Companies & Distributors - 0.1%
Kaman Corp. 3.25% 5/1/24	1,900	2,023

TOTAL INDUSTRIALS		33,169

INFORMATION TECHNOLOGY - 31.7%
Communications Equipment - 2.1%
CalAmp Corp. 2% 8/1/25 (a)	1,500	1,292
InterDigital, Inc. 1.5% 3/1/20	3,100	3,492
Liberty Interactive LLC 1.75% 9/30/46 (a)	4,859	5,404
Lumentum Holdings, Inc. 0.25% 3/15/24	5,237	5,322
Palo Alto Networks, Inc. 0.75% 7/1/23 (a)	13,325	12,714
		28,224
Electronic Equipment & Components - 0.2%
Knowles Corp. 3.25% 11/1/21	1,900	2,070
IT Services - 4.1%
Akamai Technologies, Inc.:
0% 2/15/19	657	651
0.125% 5/1/25 (a)	8,600	8,193
Carbonite, Inc. 2.5% 4/1/22	3,180	4,056
Euronet Worldwide, Inc. 1.5% 10/1/44	1,300	2,117
MongoDB, Inc. 0.75% 6/15/24 (a)	1,500	2,037
Okta, Inc. 0.25% 2/15/23 (a)	5,550	7,994
Perficient, Inc. 2.375% 9/15/23 (a)	760	704
Square, Inc.:
0.375% 3/1/22	2,180	6,584
0.5% 5/15/23 (a)	9,002	10,359
Twilio, Inc. 0.25% 6/1/23 (a)	4,114	6,084
Unisys Corp. 5.5% 3/1/21	1,700	2,653
Wix.com Ltd. 0% 7/1/23 (a)	4,856	4,695
		56,127
Semiconductors & Semiconductor Equipment - 11.6%
Advanced Micro Devices, Inc. 2.125% 9/1/26	6,393	17,584
Cree, Inc. 0.875% 9/1/23 (a)	4,300	4,224
Cypress Semiconductor Corp.:
2% 2/1/23	660	636
4.5% 1/15/22	3,010	3,703
Inphi Corp.:
0.75% 9/1/21	1,600	1,580
1.125% 12/1/20	2,100	2,457
Intel Corp. 3.25% 8/1/39	10,788	25,905
Microchip Technology, Inc.:
1.625% 2/15/25	14,066	20,544
1.625% 2/15/27	17,262	17,420
2.25% 2/15/37	4,500	4,600
Micron Technology, Inc. 3% 11/15/43	18,153	24,044
Novellus Systems, Inc. 2.625% 5/15/41	2,272	10,726
NXP Semiconductors NV 1% 12/1/19	2,970	3,065
ON Semiconductor Corp.:
1% 12/1/20	4,868	5,800
1.625% 10/15/23	8,806	10,154
Rambus, Inc. 1.375% 2/1/23	1,580	1,392
Synaptics, Inc. 0.5% 6/15/22	2,300	2,023
Teradyne, Inc. 1.25% 12/15/23	1,000	1,275
		157,132
Software - 12.9%
Atlassian, Inc. 0.625% 5/1/23 (a)	8,300	10,186
Citrix Systems, Inc. 0.5% 4/15/19	10,273	15,440
Coupa Software, Inc. 0.375% 1/15/23 (a)	5,669	8,718
DocuSign, Inc. 0.5% 9/15/23 (a)	9,400	8,766
Everbridge, Inc. 1.5% 11/1/22	2,120	3,585
FireEye, Inc.:
0.875% 6/1/24 (a)	11,400	12,601
1.625% 6/1/35	3,040	2,782
Five9, Inc. 0.125% 5/1/23 (a)	2,000	2,401
Guidewire Software, Inc. 1.25% 3/15/25	3,000	3,092
HubSpot, Inc. 0.25% 6/1/22	3,770	5,808
j2 Global, Inc. 3.25% 6/15/29	2,250	2,674
New Relic, Inc. 0.5% 5/1/23 (a)	4,700	4,824
Nice Systems, Inc. 1.25% 1/15/24	4,790	6,966
Nuance Communications, Inc.:
1% 12/15/35	5,790	5,262
1.25% 4/1/25	1,383	1,328
Nutanix, Inc. 0% 1/15/23 (a)	5,900	6,717
PROS Holdings, Inc. 2% 6/1/47	1,200	1,123
Q2 Holdings, Inc. 0.75% 2/15/23 (a)	600	657
Rapid7, Inc. 1.25% 8/1/23 (a)	1,300	1,325
RealPage, Inc. 1.5% 11/15/22	1,150	1,549
Red Hat, Inc. 0.25% 10/1/19	3,750	9,074
RingCentral, Inc. 0% 3/15/23 (a)	4,610	5,454
ServiceNow, Inc. 0% 6/1/22	8,530	12,342
Splunk, Inc.:
0.5% 9/15/23 (a)	10,475	10,499
1.125% 9/15/25 (a)	7,500	7,487
Workday, Inc.:
0.25% 10/1/22	11,150	13,903
1.5% 7/15/20	1,820	3,677
Zendesk, Inc. 0.25% 3/15/23 (a)	5,640	6,403
		174,643
Technology Hardware, Storage & Peripherals - 0.8%
Electronics for Imaging, Inc. 2.25% 11/15/23 (a)	1,400	1,420
Pure Storage, Inc. 0.125% 4/15/23 (a)	5,820	5,766
Western Digital Corp. 1.5% 2/1/24 (a)	3,557	2,955
		10,141

TOTAL INFORMATION TECHNOLOGY		428,337

MATERIALS - 1.2%
Metals & Mining - 1.2%
Allegheny Technologies, Inc. 4.75% 7/1/22	1,370	2,671
Cleveland-Cliffs, Inc. 1.5% 1/15/25	2,424	3,083
Endeavour Mining Corp. 3% 2/15/23 (a)	4,260	3,693
Royal Gold, Inc. 2.875% 6/15/19	2,500	2,486
SSR Mining, Inc. 2.875% 2/1/33	4,185	4,120
		16,053
REAL ESTATE - 0.9%
Real Estate Management & Development - 0.9%
Extra Space Storage LP 3.125% 10/1/35 (a)	8,600	9,572
Redfin Corp. 1.75% 7/15/23	2,470	2,103
		11,675
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
NextEra Energy Partners LP 1.5% 9/15/20 (a)	4,650	4,569
NRG Energy, Inc. 2.75% 6/1/48 (a)	12,148	13,018
		17,587
TOTAL CONVERTIBLE BONDS
(Cost $903,689)		912,087

U.S. Treasury Obligations - 7.5%
U.S. Treasury Notes 2.375% 5/15/27
(Cost $101,253)	106,000	101,284
	Shares	Value (000s)

Common Stocks - 8.5%
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.	103,400	$6,235
Interactive Media & Services - 0.7%
Alphabet, Inc. Class A (e)	8,800	9,765
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (e)	98,484	6,741

TOTAL COMMUNICATION SERVICES		22,741

CONSUMER DISCRETIONARY - 2.3%
Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (e)	8,400	14,197
Yahoo!, Inc. (e)	262,500	17,217
		31,414
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
California Resources Corp. (e)	380,900	9,119
Enterprise Products Partners LP	204,800	5,376
		14,495
INDUSTRIALS - 1.2%
Airlines - 0.5%
Southwest Airlines Co.	126,500	6,908
Professional Services - 0.3%
Nielsen Holdings PLC	150,000	4,076
Road & Rail - 0.4%
Norfolk Southern Corp.	32,000	5,464

TOTAL INDUSTRIALS		16,448

INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.4%
Cisco Systems, Inc.	109,900	5,261
Semiconductors & Semiconductor Equipment - 0.4%
Qualcomm, Inc.	100,000	5,826
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	67,000	11,965

TOTAL INFORMATION TECHNOLOGY		23,052

MATERIALS - 0.5%
Chemicals - 0.5%
DowDuPont, Inc.	116,000	6,711
TOTAL COMMON STOCKS
(Cost $109,226)		114,861

Convertible Preferred Stocks - 15.6%
CONSUMER STAPLES - 1.8%
Food Products - 1.8%
Bunge Ltd. 4.875%	173,100	17,274
Post Holdings, Inc. Series C, 2.50%	39,600	7,087
		24,361
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Nabors Industries, Inc. Series A, 6.00%	4,100	109
Oil, Gas & Consumable Fuels - 0.4%
Hess Corp. Series A, 8.00%	90,000	5,413

TOTAL ENERGY		5,522

FINANCIALS - 2.6%
Banks - 2.6%
Bank of America Corp. Series L, 7.25%	13,388	17,137
Wells Fargo & Co. 7.50%	14,463	18,262
		35,399
HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 1.9%
Becton, Dickinson & Co. Series A, 6.125%	398,700	25,222
INDUSTRIALS - 1.1%
Electrical Equipment - 0.8%
Fortive Corp. Series A, 5.00%	11,590	11,378
Machinery - 0.3%
Rexnord Corp. Series A, 5.75%	41,837	2,492
Stanley Black & Decker, Inc. 5.375%	15,300	1,492
		3,984

TOTAL INDUSTRIALS		15,362

MATERIALS - 0.4%
Chemicals - 0.4%
International Flavors & Fragrances, Inc. 6.00%	95,900	5,388
REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Crown Castle International Corp. Series A, 6.875%	9,900	10,714
Welltower, Inc. Series I, 6.50%	50,000	3,271
		13,985
UTILITIES - 6.4%
Electric Utilities - 3.0%
NextEra Energy, Inc. 6.123%	165,600	9,913
Vistra Energy Corp. 7.00%	322,100	30,111
		40,024
Gas Utilities - 0.1%
South Jersey Industries, Inc. 7.25%	28,000	1,432
Multi-Utilities - 3.3%
CenterPoint Energy, Inc.:
2.00% ZENS	220,150	9,684
Series B, 7.00%	76,000	3,807
Dominion Resources, Inc. Series A, 6.75%	207,600	10,054
DTE Energy Co. 6.50%	18,000	988
Sempra Energy Series A, 6.00%	200,700	20,401
		44,934

TOTAL UTILITIES		86,390

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $196,757)		211,629

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 2.27% (f)
(Cost $5,163)	5,161,702	5,163
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $1,316,088)		1,345,024
NET OTHER ASSETS (LIABILITIES) - 0.6%		8,067
NET ASSETS - 100%		$1,353,091

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $351,193,000 or 26.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Level 3 security

 (e) Non-income producing

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$239
Fidelity Securities Lending Cash Central Fund	2
Total	$241

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$22,741	$22,741	$--	$--
Consumer Discretionary	31,414	31,414	--	--
Consumer Staples	24,361	--	24,361	--
Energy	20,017	14,495	5,522	--
Financials	35,399	--	35,399	--
Health Care	25,222	--	25,222	--
Industrials	31,810	16,448	15,362	--
Information Technology	23,052	23,052	--	--
Materials	12,099	6,711	5,388	--
Real Estate	13,985	--	13,985	--
Utilities	86,390	988	85,402	--
Corporate Bonds	912,087	--	911,487	600
U.S. Government and Government Agency Obligations	101,284	--	101,284	--
Money Market Funds	5,163	5,163	--	--
Total Investments in Securities:	$1,345,024	$121,012	$1,223,412	$600

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	7.5%
AAA,AA,A	4.1%
BBB	4.2%
BB	6.1%
B	9.2%
CCC,CC,C	0.2%
Not Rated	43.6%
Equities	24.1%
Short-Term Investments and Net Other Assets	1.0%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,310,925)	$1,339,861
Fidelity Central Funds (cost $5,163)	5,163
Total Investment in Securities (cost $1,316,088)		$1,345,024
Receivable for investments sold		161,147
Receivable for fund shares sold		198
Dividends receivable		880
Interest receivable		4,293
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		2
Other receivables		52
Total assets		1,511,610
Liabilities
Payable for investments purchased	$156,947
Payable for fund shares redeemed	982
Accrued management fee	295
Distribution and service plan fees payable	20
Other affiliated payables	210
Other payables and accrued expenses	65
Total liabilities		158,519
Net Assets		$1,353,091
Net Assets consist of:
Paid in capital		$1,265,037
Total distributable earnings (loss)		88,054
Net Assets		$1,353,091
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($18,793 ÷ 669.53 shares)		$28.07
Maximum offering price per share (100/94.25 of $28.07)		$29.78
Class M:
Net Asset Value and redemption price per share ($6,008 ÷ 213.91 shares)		$28.09
Maximum offering price per share (100/96.50 of $28.09)		$29.11
Class C:
Net Asset Value and offering price per share ($16,828 ÷ 603.41 shares)(a)		$27.89
Convertible Securities:
Net Asset Value, offering price and redemption price per share ($1,278,124 ÷ 45,362.94 shares)		$28.18
Class I:
Net Asset Value, offering price and redemption price per share ($31,995 ÷ 1,137.26 shares)		$28.13
Class Z:
Net Asset Value, offering price and redemption price per share ($1,343 ÷ 47.73 shares)		$28.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$17,271
Special dividends		9,658
Interest		22,042
Income from Fidelity Central Funds		241
Total income		49,212
Expenses
Management fee
Basic fee	$6,348
Performance adjustment	(2,552)
Transfer agent fees	2,184
Distribution and service plan fees	273
Accounting and security lending fees	454
Custodian fees and expenses	33
Independent trustees' fees and expenses	7
Registration fees	86
Audit	73
Legal	4
Interest	5
Miscellaneous	10
Total expenses before reductions	6,925
Expense reductions	(89)
Total expenses after reductions		6,836
Net investment income (loss)		42,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,253
Fidelity Central Funds	(1)
Foreign currency transactions	(2)
Total net realized gain (loss)		107,250
Change in net unrealized appreciation (depreciation) on investment securities		(92,594)
Net gain (loss)		14,656
Net increase (decrease) in net assets resulting from operations		$57,032

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,376	$46,697
Net realized gain (loss)	107,250	24,125
Change in net unrealized appreciation (depreciation)	(92,594)	91,806
Net increase (decrease) in net assets resulting from operations	57,032	162,628
Distributions to shareholders	(76,808)	–
Distributions to shareholders from net investment income	–	(44,979)
Distributions to shareholders from net realized gain	–	(24,545)
Total distributions	(76,808)	(69,524)
Share transactions - net increase (decrease)	(154,490)	(183,817)
Total increase (decrease) in net assets	(174,266)	(90,713)
Net Assets
Beginning of period	1,527,357	1,618,070
End of period	$1,353,091	$1,527,357
Other Information
Undistributed net investment income end of period		$13,282

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Convertible Securities Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.49	$26.85	$29.56	$33.42	$30.79
Income from Investment Operations
Net investment income (loss)A	.76B	.75	.81C	.66	.51
Net realized and unrealized gain (loss)	.25	2.02D	(.69)	(2.81)	2.81E
Total from investment operations	1.01	2.77	.12	(2.15)	3.32
Distributions from net investment income	(.85)	(.71)	(.83)	(.61)	(.48)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.43)	(1.13)	(2.83)	(1.71)	(.69)
Net asset value, end of period	$28.07	$28.49	$26.85	$29.56	$33.42
Total ReturnF,G	3.60%	10.57%D	.83%	(6.60)%	10.95%E
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.74%	.73%	.84%	.86%
Expenses net of fee waivers, if any	.75%	.74%	.73%	.84%	.85%
Expenses net of all reductions	.75%	.74%	.73%	.84%	.85%
Net investment income (loss)	2.66%B	2.71%	3.08%C	2.09%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$19	$21	$29	$56	$150
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounts to $.19 per share. Excluding this non-recurring dividend, the ratios of net investment income (loss) to average net assets would have been 1.99%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.71%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.28%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.58%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.47	$26.86	$29.56	$33.44	$30.80
Income from Investment Operations
Net investment income (loss)A	.68B	.68	.73C	.57	.42
Net realized and unrealized gain (loss)	.25	2.01D	(.68)	(2.82)	2.82E
Total from investment operations	.93	2.69	.05	(2.25)	3.24
Distributions from net investment income	(.73)	(.66)	(.75)	(.53)	(.39)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.31)	(1.08)	(2.75)	(1.63)	(.60)
Net asset value, end of period	$28.09	$28.47	$26.86	$29.56	$33.44
Total ReturnF,G	3.31%	10.26%D	.53%	(6.91)%	10.67%E
Ratios to Average Net AssetsH,I
Expenses before reductions	1.04%	1.01%	1.04%	1.12%	1.14%
Expenses net of fee waivers, if any	1.04%	1.01%	1.04%	1.12%	1.14%
Expenses net of all reductions	1.03%	1.01%	1.04%	1.12%	1.14%
Net investment income (loss)	2.38%B	2.44%	2.77%C	1.81%	1.32%
Supplemental Data
Net assets, end of period (in millions)	$6	$14	$7	$9	$14
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring divided which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.40%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 9.97%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.30%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.31	$26.68	$29.37	$33.23	$30.63
Income from Investment Operations
Net investment income (loss)A	.54B	.54	.60C	.42	.27
Net realized and unrealized gain (loss)	.25	2.01D	(.67)	(2.80)	2.80E
Total from investment operations	.79	2.55	(.07)	(2.38)	3.07
Distributions from net investment income	(.63)	(.50)	(.62)	(.38)	(.26)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.21)	(.92)	(2.62)	(1.48)	(.47)
Net asset value, end of period	$27.89	$28.31	$26.68	$29.37	$33.23
Total ReturnF,G	2.82%	9.75%D	.09%	(7.35)%	10.13%E
Ratios to Average Net AssetsH,I
Expenses before reductions	1.50%	1.50%	1.50%	1.60%	1.62%
Expenses net of fee waivers, if any	1.50%	1.49%	1.49%	1.60%	1.62%
Expenses net of all reductions	1.49%	1.49%	1.49%	1.59%	1.62%
Net investment income (loss)	1.92%B	1.96%	2.32%C	1.33%	.84%
Supplemental Data
Net assets, end of period (in millions)	$17	$19	$24	$39	$48
Portfolio turnover rateJ	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.95%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 9.46%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 9.76%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.59	$26.95	$29.66	$33.56	$30.90
Income from Investment Operations
Net investment income (loss)A	.85B	.83	.88C	.75	.60
Net realized and unrealized gain (loss)	.25	2.02D	(.68)	(2.83)	2.83E
Total from investment operations	1.10	2.85	.20	(2.08)	3.43
Distributions from net investment income	(.93)	(.80)	(.92)	(.72)	(.56)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.51)	(1.21)F	(2.91)G	(1.82)	(.77)
Net asset value, end of period	$28.18	$28.59	$26.95	$29.66	$33.56
Total ReturnH	3.93%	10.88%D	1.13%	(6.38)%	11.28%E
Ratios to Average Net AssetsI,J
Expenses before reductions	.46%	.45%	.45%	.56%	.58%
Expenses net of fee waivers, if any	.46%	.45%	.45%	.56%	.58%
Expenses net of all reductions	.45%	.45%	.45%	.56%	.58%
Net investment income (loss)	2.96%B	3.00%	3.36%C	2.37%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$1,278	$1,432	$1,490	$1,823	$2,307
Portfolio turnover rateK	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.29%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.99%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.59%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.91%.

 F Total distributions of $1.21 per share is comprised of distributions from net investment income of $.799 and distributions from net realized gain of $.415 per share.

 G Total distributions of $2.91 per share is comprised of distributions from net investment income of $.916 and distributions from net realized gain of $1.997 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.55	$26.91	$29.62	$33.51	$30.86
Income from Investment Operations
Net investment income (loss)A	.84B	.83	.88C	.74	.59
Net realized and unrealized gain (loss)	.24	2.02D	(.68)	(2.82)	2.83E
Total from investment operations	1.08	2.85	.20	(2.08)	3.42
Distributions from net investment income	(.92)	(.79)	(.91)	(.71)	(.56)
Distributions from net realized gain	(.58)	(.42)	(2.00)	(1.10)	(.21)
Total distributions	(1.50)	(1.21)	(2.91)	(1.81)	(.77)
Net asset value, end of period	$28.13	$28.55	$26.91	$29.62	$33.51
Total ReturnF	3.87%	10.87%D	1.11%	(6.39)%	11.25%E
Ratios to Average Net AssetsG,H
Expenses before reductions	.47%	.47%	.47%	.58%	.61%
Expenses net of fee waivers, if any	.47%	.47%	.47%	.58%	.61%
Expenses net of all reductions	.47%	.47%	.47%	.58%	.61%
Net investment income (loss)	2.94%B	2.98%	3.35%C	2.35%	1.85%
Supplemental Data
Net assets, end of period (in millions)	$32	$41	$68	$128	$159
Portfolio turnover rateI	176%	110%	112%	19%	23%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.98%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.08 per share. Excluding these litigation proceeds, the total return would have been 10.58%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.12 per share. Excluding these litigation proceeds, the total return would have been 10.88%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Convertible Securities Fund Class Z

Year ended November 30,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$29.30
Income from Investment Operations
Net investment income (loss)B	.10
Net realized and unrealized gain (loss)	(.90)
Total from investment operations	(.80)
Distributions from net investment income	(.36)
Distributions from net realized gain	–
Total distributions	(.36)
Net asset value, end of period	$28.14
Total ReturnC,D	(2.74)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.37%G
Expenses net of fee waivers, if any	.37%G
Expenses net of all reductions	.36%G
Net investment income (loss)	2.35%G
Supplemental Data
Net assets, end of period (in millions)	$1
Portfolio turnover rateH	176%

 A For the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Convertible Securities Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Convertible Securities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, deferred trustees compensation, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$80,817
Gross unrealized depreciation	(70,873)
Net unrealized appreciation (depreciation)	$9,944
Tax Cost	$1,335,080

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,266
Undistributed long-term capital gain	$54,952
Net unrealized appreciation (depreciation) on securities and other investments	$9,944

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$76,808	$ 69,524

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,084,876 and $2,405,935, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Convertible Securities as compared to its benchmark index, the ICE® BofAML® All US Convertibles Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$50	$–(a)
Class M	.25%	.25%	42	–(a)
Class C	.75%	.25%	181	7
			$273	$7

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	1
$10

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$39.19
Class M	19.22
Class C	34.19
Convertible Securities	2,036.15
Class I	56.17
Class Z	–(a)	.05(b)
	$2,184

 (a) In the amount of less than five hundred dollars.

 (b) Annualized.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,716	1.89%	$5

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $70 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018(a)	Year ended November 30, 2017
Distributions to shareholders
Class A	$1,018	$–
Class M	500	–
Class C	778	–
Convertible Securities	72,625	–
Class I	1,886	–
Class Z	1	–
Total	$76,808	$–
From net investment income
Class A	$–	$630
Class M	–	267
Class C	–	395
Convertible Securities	–	42,192
Class I	–	1,495
Total	$–	$44,979
From net realized gain
Class A	$–	$444
Class M	–	102
Class C	–	357
Convertible Securities	–	22,674
Class I	–	968
Total	$–	$24,545

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018(a)	Year ended November 30, 2017	Year ended November 30, 2018(a)	Year ended November 30, 2017
Class A
Shares sold	99	106	$2,856	$2,921
Reinvestment of distributions	35	37	971	1,008
Shares redeemed	(203)	(502)	(5,783)	(13,796)
Net increase (decrease)	(69)	(359)	$(1,956)	$(9,867)
Class M
Shares sold	75	616	$2,133	$17,118
Reinvestment of distributions	18	13	496	364
Shares redeemed	(388)	(366)	(10,794)	(10,224)
Net increase (decrease)	(295)	263	$(8,165)	$7,258
Class C
Shares sold	76	64	$2,156	$1,763
Reinvestment of distributions	26	25	731	686
Shares redeemed	(181)	(308)	(5,103)	(8,438)
Net increase (decrease)	(79)	(219)	$(2,216)	$(5,989)
Convertible Securities
Shares sold	1,930	3,155	$55,256	$86,877
Reinvestment of distributions	2,239	2,104	63,197	57,338
Shares redeemed	(8,880)	(10,453)	(253,754)	(289,022)
Net increase (decrease)	(4,711)	(5,194)	$(135,301)	$(144,807)
Class I
Shares sold	353	785	$10,075	$21,690
Reinvestment of distributions	61	73	1,710	1,977
Shares redeemed	(703)	(1,970)	(19,963)	(54,079)
Net increase (decrease)	(289)	(1,112)	$(8,178)	$(30,412)
Class Z
Shares sold	48	–	$1,327	$–
Reinvestment of distributions	–(b)	–	1	–
Shares redeemed	–(b)	–	(2)	–
Net increase (decrease)	48	–	$1,326	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to November 30, 2018

 (b) Amount is less than five hundred shares

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Convertible Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Convertible Securities Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018) for Class A, Class M, Class C, Convertible Securities and Class I, and for the period (October 2, 2018 to November 30, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value November 30, 2018	Expenses Paid During Period
Class A	.75%
Actual		$1,000.00	$991.40	$3.74-B
Hypothetical-C		$1,000.00	$1,021.31	$3.80-D
Class M	1.04%
Actual		$1,000.00	$990.00	$5.19-B
Hypothetical-C		$1,000.00	$1,019.85	$5.27-D
Class C	1.50%
Actual		$1,000.00	$987.60	$7.47-B
Hypothetical-C		$1,000.00	$1,017.55	$7.59-D
Convertible Securities	.46%
Actual		$1,000.00	$992.90	$2.30-B
Hypothetical-C		$1,000.00	$1,022.76	$2.33-D
Class I	.47%
Actual		$1,000.00	$992.50	$2.35-B
Hypothetical-C		$1,000.00	$1,022.71	$2.38-D
Class Z	.37%
Actual		$1,000.00	$972.60	$.60-B
Hypothetical-C		$1,000.00	$1,023.21	$1.88-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period) for Class A, Class M, Class C, Convertible Securities and Class I, and multiplied by 60/365 (to reflect the period October 2, 2018 to November 30, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Convertible Securities Fund
Class A	12/27/18	12/26/18	$0.171	$1.509
Class M	12/27/18	12/26/18	$0.152	$1.509
Class C	12/27/18	12/26/18	$0.117	$1.509
Convertible Securities	12/27/18	12/26/18	$0.193	$1.509
Class I	12/27/18	12/26/18	$0.192	$1.509
Class Z	12/27/18	12/26/18	$0.203	$1.509

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $54,951,523, or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.90% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $19,399,278 of distributions paid during the period January 1, 2018 to November 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A designates 0%, 21%, 21%, and 20%; Class M designates 0%, 29%, 25%, and 21%; Class C designates 0%, 28%, 29%, and 24%; Convertible Securities designates 0%, 19%, 19%, and 19%; and Class I designates 0%, 19%, 19%, and 19%; of the dividends distributed in December 2017, April 2018, July 2018, and October 2018, respectively during the fiscal year; and Class Z designates 19% of the dividend distributed in October 2018 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 1%, 23%, 23%, and 22%; Class M designates 1%, 31%, 27%, and 24%; Class C designates 1%, 31%, 32%, and 26%; Convertible Securities designates 1%, 21%, 21%, and 21%; and Class I designates 1%, 21%, 21%, and 21%; of the dividends distributed in December 2017, April 2018, July 2018, and October 2018, respectively during the fiscal year; and Class Z designates 21% of the dividend distributed in October 2018 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Convertible Securities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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www.fidelity.com

CVS-ANN-0119
1.539184.121

Fidelity® Equity Dividend Income Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity Dividend Income Fund	1.28%	7.98%	11.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity Dividend Income Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Equity Dividend Income Fund.

Period Ending Values
$29,430	Fidelity® Equity Dividend Income Fund
$32,382	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager John Sheehy:  For the fiscal year, the fund’s share classes gained roughly 1%, trailing the 2.62% return of the benchmark Russell 3000® Value Index. Versus the benchmark, positioning within the food, beverage & tobacco segment of the consumer staples sector detracted most. Stock selection in health care and materials also notably hurt. A large out-of-benchmark stake in British American Tobacco was by far the fund’s biggest detractor this period. Competition from e-cigarette products disrupted the industry, while regulatory headwinds increased. In health care, relative performance was hurt by avoiding big pharma names and benchmark components Merck and Pfizer, given their strength the past 12 months. Bank OZK – formerly Bank of the Ozarks – was an overweighting that detracted. Conversely, positioning in communication services and information technology lifted relative performance most. In the former group, fund performance benefited from overweighting Verizon Communications, the fund’s largest holding at period end, and underweighting AT&T. Biotechnology leader Amgen rewarded our sizable overweighting, while timely positioning in networking equipment maker Cisco Systems also was helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, former Portfolio Manager Scott Offen retired from Fidelity, leaving John Sheehy as sole Portfolio Manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Verizon Communications, Inc.	4.3
Wells Fargo & Co.	4.1
Chevron Corp.	3.5
Johnson & Johnson	3.0
United Technologies Corp.	2.9
Amgen, Inc.	2.4
Comcast Corp. Class A	2.2
Chubb Ltd.	2.2
Bank of America Corp.	2.1
British American Tobacco PLC sponsored ADR	1.9
28.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	21.9
Health Care	14.6
Communication Services	12.2
Energy	9.9
Industrials	9.0

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 12.2%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	883,180	$27,591
Verizon Communications, Inc.	3,634,400	219,160
		246,751
Entertainment - 2.4%
Cinemark Holdings, Inc.	1,126,400	43,220
The Walt Disney Co.	660,000	76,223
		119,443
Media - 5.0%
Comcast Corp. Class A	2,906,800	113,394
Informa PLC	3,614,601	31,836
Interpublic Group of Companies, Inc.	1,804,400	42,403
Omnicom Group, Inc.	882,600	67,934
		255,567

TOTAL COMMUNICATION SERVICES		621,761

CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.3%
Subaru Corp.	588,700	13,085
Hotels, Restaurants & Leisure - 1.7%
Six Flags Entertainment Corp.	581,300	35,669
Wyndham Destinations, Inc.	793,300	32,898
Wyndham Hotels & Resorts, Inc.	388,500	19,476
		88,043
Specialty Retail - 0.4%
Lowe's Companies, Inc.	226,400	21,365
Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.	135,100	5,259

TOTAL CONSUMER DISCRETIONARY		127,752

CONSUMER STAPLES - 8.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	614,200	40,396
Food Products - 2.2%
General Mills, Inc.	904,750	38,280
Kellogg Co.	227,800	14,499
The J.M. Smucker Co.	550,500	57,533
		110,312
Household Products - 0.6%
Reckitt Benckiser Group PLC	366,600	30,516
Personal Products - 1.2%
Unilever NV (NY Reg.)	1,085,200	60,239
Tobacco - 3.5%
Altria Group, Inc.	1,178,600	64,623
British American Tobacco PLC sponsored ADR	2,767,400	96,499
Imperial Tobacco Group PLC	617,337	18,958
		180,080

TOTAL CONSUMER STAPLES		421,543

ENERGY - 9.9%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	1,183,600	27,010
Oil, Gas & Consumable Fuels - 9.4%
BP PLC sponsored ADR	932,500	37,626
Chevron Corp.	1,492,870	177,562
Enterprise Products Partners LP	2,386,100	62,635
Suncor Energy, Inc. (a)	2,097,800	67,640
Targa Resources Corp.	300,200	13,398
The Williams Companies, Inc.	2,901,200	73,458
Valero Energy Corp.	581,300	46,446
		478,765

TOTAL ENERGY		505,775

FINANCIALS - 21.9%
Banks - 10.1%
Bank of America Corp.	3,864,200	109,743
Bank of the Ozarks, Inc.	953,700	25,845
First Hawaiian, Inc.	657,500	17,108
Huntington Bancshares, Inc.	1,933,000	28,202
JPMorgan Chase & Co.	759,722	84,473
PNC Financial Services Group, Inc.	293,500	39,851
Wells Fargo & Co.	3,840,208	208,446
		513,668
Capital Markets - 3.9%
Apollo Global Management LLC Class A	1,739,900	49,048
Lazard Ltd. Class A	406,600	16,313
Northern Trust Corp.	317,700	31,525
OM Asset Management Ltd.	736,800	9,704
State Street Corp.	915,400	66,843
The Blackstone Group LP	722,100	24,356
		197,789
Consumer Finance - 2.3%
Capital One Financial Corp.	709,000	63,583
Discover Financial Services	545,900	38,923
Synchrony Financial	648,500	16,848
		119,354
Insurance - 5.1%
Chubb Ltd.	832,379	111,322
First American Financial Corp.	417,300	20,168
FNF Group	730,500	24,545
Principal Financial Group, Inc.	465,600	22,963
The Travelers Companies, Inc.	606,600	79,082
		258,080
Mortgage Real Estate Investment Trusts - 0.5%
AGNC Investment Corp.	1,581,100	27,985

TOTAL FINANCIALS		1,116,876

HEALTH CARE - 14.6%
Biotechnology - 2.4%
Amgen, Inc.	586,800	122,201
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	124,300	31,417
Health Care Providers & Services - 4.6%
AmerisourceBergen Corp.	359,700	31,977
CVS Health Corp.	1,146,826	91,975
McKesson Corp.	364,600	45,393
UnitedHealth Group, Inc.	236,100	66,429
		235,774
Pharmaceuticals - 7.0%
Bayer AG	259,400	19,035
GlaxoSmithKline PLC	3,311,675	68,651
Johnson & Johnson	1,049,666	154,196
Roche Holding AG (participation certificate)	189,987	49,318
Sanofi SA sponsored ADR	1,419,900	64,392
		355,592

TOTAL HEALTH CARE		744,984

INDUSTRIALS - 9.0%
Aerospace & Defense - 5.0%
General Dynamics Corp.	511,900	94,645
Northrop Grumman Corp.	47,000	12,214
United Technologies Corp.	1,228,030	149,623
		256,482
Industrial Conglomerates - 0.7%
General Electric Co.	4,919,597	36,897
Machinery - 2.9%
Allison Transmission Holdings, Inc.	285,900	13,469
Cummins, Inc.	157,300	23,762
Deere & Co.	235,700	36,505
Minebea Mitsumi, Inc.	685,300	11,120
Snap-On, Inc.	129,400	21,511
Stanley Black & Decker, Inc.	335,600	43,913
		150,280
Professional Services - 0.4%
Intertrust NV (b)	964,830	15,478
Nielsen Holdings PLC	112,600	3,059
		18,537

TOTAL INDUSTRIALS		462,196

INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 1.8%
Cisco Systems, Inc.	1,925,500	92,174
Electronic Equipment & Components - 0.8%
TE Connectivity Ltd.	562,600	43,281
IT Services - 2.0%
Amdocs Ltd.	933,700	60,606
Capgemini SA	339,300	39,584
		100,190
Semiconductors & Semiconductor Equipment - 0.3%
Qualcomm, Inc.	302,551	17,627
Software - 1.3%
Microsoft Corp.	575,826	63,853
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	189,200	33,787

TOTAL INFORMATION TECHNOLOGY		350,912

MATERIALS - 4.3%
Chemicals - 1.7%
DowDuPont, Inc.	1,491,698	86,295
Containers & Packaging - 2.6%
Graphic Packaging Holding Co.	3,879,900	46,520
Silgan Holdings, Inc.	1,167,500	30,063
WestRock Co.	1,175,431	55,375
		131,958

TOTAL MATERIALS		218,253

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Brandywine Realty Trust (SBI)	2,007,700	28,650
CorePoint Lodging, Inc.	632,800	8,903
Outfront Media, Inc.	567,600	11,795
Potlatch Corp.	635,300	23,570
SL Green Realty Corp.	387,400	37,353
VEREIT, Inc.	4,829,400	36,945
WP Carey, Inc.	255,400	17,303
		164,519
UTILITIES - 4.8%
Electric Utilities - 4.5%
Duke Energy Corp.	655,800	58,084
Exelon Corp.	1,948,300	90,382
PPL Corp.	1,621,100	49,589
Xcel Energy, Inc.	606,000	31,785
		229,840
Independent Power and Renewable Electricity Producers - 0.3%
NRG Yield, Inc. Class C	904,400	16,514

TOTAL UTILITIES		246,354

TOTAL COMMON STOCKS
(Cost $4,528,173)		4,980,925

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 2.27% (c)	112,607,405	112,630
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	1,313,654	1,314
TOTAL MONEY MARKET FUNDS
(Cost $113,944)		113,944
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $4,642,117)		5,094,869
NET OTHER ASSETS (LIABILITIES) - 0.1%		7,315
NET ASSETS - 100%		$5,102,184

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,478,000 or 0.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,443
Fidelity Securities Lending Cash Central Fund	132
Total	$1,575

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$621,761	$621,761	$--	$--
Consumer Discretionary	127,752	127,752	--	--
Consumer Staples	421,543	391,027	30,516	--
Energy	505,775	505,775	--	--
Financials	1,116,876	1,116,876	--	--
Health Care	744,984	607,980	137,004	--
Industrials	462,196	462,196	--	--
Information Technology	350,912	350,912	--	--
Materials	218,253	218,253	--	--
Real Estate	164,519	164,519	--	--
Utilities	246,354	246,354	--	--
Money Market Funds	113,944	113,944	--	--
Total Investments in Securities:	$5,094,869	$4,927,349	$167,520	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
United Kingdom	5.8%
Switzerland	4.0%
France	2.1%
Netherlands	1.5%
Canada	1.3%
Bailiwick of Guernsey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $1,229) — See accompanying schedule: Unaffiliated issuers (cost $4,528,173)	$4,980,925
Fidelity Central Funds (cost $113,944)	113,944
Total Investment in Securities (cost $4,642,117)		$5,094,869
Foreign currency held at value (cost $226)		226
Receivable for investments sold		22,933
Receivable for fund shares sold		936
Dividends receivable		16,801
Distributions receivable from Fidelity Central Funds		204
Prepaid expenses		9
Other receivables		119
Total assets		5,136,097
Liabilities
Payable for investments purchased	$24,993
Payable for fund shares redeemed	4,971
Accrued management fee	1,861
Other affiliated payables	681
Other payables and accrued expenses	93
Collateral on securities loaned	1,314
Total liabilities		33,913
Net Assets		$5,102,184
Net Assets consist of:
Paid in capital		$4,189,211
Total distributable earnings (loss)		912,973
Net Assets		$5,102,184
Net Asset Value and Maximum Offering Price
Equity Dividend Income:
Net Asset Value, offering price and redemption price per share ($4,881,694 ÷ 179,637 shares)		$27.18
Class K:
Net Asset Value, offering price and redemption price per share ($220,490 ÷ 8,113 shares)		$27.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$159,805
Income from Fidelity Central Funds		1,575
Total income		161,380
Expenses
Management fee	$23,736
Transfer agent fees	7,292
Accounting and security lending fees	1,102
Custodian fees and expenses	97
Independent trustees' fees and expenses	28
Registration fees	105
Audit	72
Legal	11
Miscellaneous	37
Total expenses before reductions	32,480
Expense reductions	(418)
Total expenses after reductions		32,062
Net investment income (loss)		129,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	480,802
Fidelity Central Funds	3
Foreign currency transactions	59
Total net realized gain (loss)		480,864
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(552,649)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(92)
Total change in net unrealized appreciation (depreciation)		(552,742)
Net gain (loss)		(71,878)
Net increase (decrease) in net assets resulting from operations		$57,440

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,318	$132,091
Net realized gain (loss)	480,864	455,867
Change in net unrealized appreciation (depreciation)	(552,742)	175,691
Net increase (decrease) in net assets resulting from operations	57,440	763,649
Distributions to shareholders	(534,622)	–
Distributions to shareholders from net investment income	–	(127,695)
Distributions to shareholders from net realized gain	–	(223,485)
Total distributions	(534,622)	(351,180)
Share transactions - net increase (decrease)	(6,630)	(420,557)
Total increase (decrease) in net assets	(483,812)	(8,088)
Net Assets
Beginning of period	5,585,996	5,594,084
End of period	$5,102,184	$5,585,996
Other Information
Undistributed net investment income end of period		$30,373

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity Dividend Income Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.62	$27.50	$26.01	$26.99	$24.15
Income from Investment Operations
Net investment income (loss)A	.66	.65	.57	.64	.70B
Net realized and unrealized gain (loss)	(.27)	3.20	2.26	(.95)C	2.77
Total from investment operations	.39	3.85	2.83	(.31)	3.47
Distributions from net investment income	(.66)	(.63)	(.51)	(.58)	(.63)
Distributions from net realized gain	(2.18)	(1.10)	(.83)	(.08)	–
Total distributions	(2.83)D	(1.73)	(1.34)	(.67)E	(.63)
Net asset value, end of period	$27.18	$29.62	$27.50	$26.01	$26.99
Total ReturnF	1.28%	14.61%	11.60%	(1.13)%C	14.60%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.62%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.62%	.63%	.63%	.63%
Expenses net of all reductions	.60%	.61%	.62%	.62%	.63%
Net investment income (loss)	2.39%	2.35%	2.23%	2.42%	2.78%B
Supplemental Data
Net assets, end of period (in millions)	$4,882	$5,351	$5,296	$4,819	$5,253
Portfolio turnover rateI	56%	52%	55%	49%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.22)%

 D Total distributions of $2.83 per share is comprised of distributions from net investment income of $.658 and distributions from net realized gain of $2.176 per share.

 E Total distributions of $.67 per share is comprised of distributions from net investment income of $.582 and distributions from net realized gain of $.084 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity Dividend Income Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.62	$27.50	$26.01	$26.99	$24.15
Income from Investment Operations
Net investment income (loss)A	.69	.68	.59	.67	.73B
Net realized and unrealized gain (loss)	(.27)	3.20	2.27	(.96)C	2.76
Total from investment operations	.42	3.88	2.86	(.29)	3.49
Distributions from net investment income	(.69)	(.66)	(.54)	(.61)	(.65)
Distributions from net realized gain	(2.18)	(1.10)	(.83)	(.08)	–
Total distributions	(2.86)D	(1.76)	(1.37)	(.69)	(.65)
Net asset value, end of period	$27.18	$29.62	$27.50	$26.01	$26.99
Total ReturnE	1.39%	14.73%	11.72%	(1.03)%C	14.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.49%	2.45%	2.33%	2.52%	2.89%B
Supplemental Data
Net assets, end of period (in millions)	$220	$235	$298	$277	$394
Portfolio turnover rateH	56%	52%	55%	49%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.42%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.12)%

 D Total distributions of $2.86 per share is comprised of distributions from net investment income of $.686 and distributions from net realized gain of $2.176 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity Dividend Income Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity Dividend Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$753,124
Gross unrealized depreciation	(324,219)
Net unrealized appreciation (depreciation)	$428,905
Tax Cost	$4,665,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,238
Undistributed long-term capital gain	$458,862
Net unrealized appreciation (depreciation) on securities and other investments	$428,872

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$174,692	$ 129,532
Long-term Capital Gains	359,930	221,648
Total	$534,622	$ 351,180

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,948,614 and $3,387,800, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Dividend Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity Dividend Income	$7,188.14
Class K	104.05
	$7,292

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $68 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $144.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $132. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $355 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Equity Dividend Income	$511,773	$–
Class K	22,849	–
Total	$534,622	$–
From net investment income
Equity Dividend Income	$–	$121,249
Class K	–	6,446
Total	$–	$127,695
From net realized gain
Equity Dividend Income	$–	$211,696
Class K	–	11,789
Total	$–	$223,485

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Equity Dividend Income
Shares sold	14,802	14,616	$413,851	$406,124
Reinvestment of distributions	17,294	11,480	479,230	313,561
Shares redeemed	(33,103)	(38,036)	(905,388)	(1,060,571)
Net increase (decrease)	(1,007)	(11,940)	$(12,307)	$(340,886)
Class K
Shares sold	1,531	1,803	$42,769	$49,981
Reinvestment of distributions	825	668	22,849	18,235
Shares redeemed	(2,178)	(5,377)	(59,941)	(147,887)
Net increase (decrease)	178	(2,906)	$5,677	$(79,671)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Equity Dividend Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity Dividend Income Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust for central funds housed in an LLC: and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Equity Dividend Income	.60%
Actual		$1,000.00	$1,025.30	$3.05
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Class K	.51%
Actual		$1,000.00	$1,025.80	$2.59
Hypothetical-C		$1,000.00	$1,022.51	$2.59

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity Dividend Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Equity Dividend Income Fund
Fidelity Equity Dividend Income Fund	12/27/18	12/26/18	$0.195	$2.491
Class K	12/27/18	12/26/18	$0.202	$2.491

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $479,502,889, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Equity Dividend Income Fund designates 42%, 100%, 100%, and 100%; Class K designates 41%, 100%, 100%, and 100% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Equity Dividend Income Fund designates 68%, 100%, 100%, and 100%; Class K designates 67%, 100%, 100%, and 100% of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Equity Dividend Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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EII-ANN-0119
1.539196.121

Fidelity® Equity Dividend Income Fund Class K Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	1.39%	8.09%	11.54%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity Dividend Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity Dividend Income Fund - Class K on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$29,805	Fidelity® Equity Dividend Income Fund - Class K
$32,382	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager John Sheehy:  For the fiscal year, the fund’s share classes gained roughly 1%, trailing the 2.62% return of the benchmark Russell 3000® Value Index. Versus the benchmark, positioning within the food, beverage & tobacco segment of the consumer staples sector detracted most. Stock selection in health care and materials also notably hurt. A large out-of-benchmark stake in British American Tobacco was by far the fund’s biggest detractor this period. Competition from e-cigarette products disrupted the industry, while regulatory headwinds increased. In health care, relative performance was hurt by avoiding big pharma names and benchmark components Merck and Pfizer, given their strength the past 12 months. Bank OZK – formerly Bank of the Ozarks – was an overweighting that detracted. Conversely, positioning in communication services and information technology lifted relative performance most. In the former group, fund performance benefited from overweighting Verizon Communications, the fund’s largest holding at period end, and underweighting AT&T. Biotechnology leader Amgen rewarded our sizable overweighting, while timely positioning in networking equipment maker Cisco Systems also was helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, former Portfolio Manager Scott Offen retired from Fidelity, leaving John Sheehy as sole Portfolio Manager of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Verizon Communications, Inc.	4.3
Wells Fargo & Co.	4.1
Chevron Corp.	3.5
Johnson & Johnson	3.0
United Technologies Corp.	2.9
Amgen, Inc.	2.4
Comcast Corp. Class A	2.2
Chubb Ltd.	2.2
Bank of America Corp.	2.1
British American Tobacco PLC sponsored ADR	1.9
28.6

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	21.9
Health Care	14.6
Communication Services	12.2
Energy	9.9
Industrials	9.0

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 17.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 12.2%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	883,180	$27,591
Verizon Communications, Inc.	3,634,400	219,160
		246,751
Entertainment - 2.4%
Cinemark Holdings, Inc.	1,126,400	43,220
The Walt Disney Co.	660,000	76,223
		119,443
Media - 5.0%
Comcast Corp. Class A	2,906,800	113,394
Informa PLC	3,614,601	31,836
Interpublic Group of Companies, Inc.	1,804,400	42,403
Omnicom Group, Inc.	882,600	67,934
		255,567

TOTAL COMMUNICATION SERVICES		621,761

CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.3%
Subaru Corp.	588,700	13,085
Hotels, Restaurants & Leisure - 1.7%
Six Flags Entertainment Corp.	581,300	35,669
Wyndham Destinations, Inc.	793,300	32,898
Wyndham Hotels & Resorts, Inc.	388,500	19,476
		88,043
Specialty Retail - 0.4%
Lowe's Companies, Inc.	226,400	21,365
Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.	135,100	5,259

TOTAL CONSUMER DISCRETIONARY		127,752

CONSUMER STAPLES - 8.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	614,200	40,396
Food Products - 2.2%
General Mills, Inc.	904,750	38,280
Kellogg Co.	227,800	14,499
The J.M. Smucker Co.	550,500	57,533
		110,312
Household Products - 0.6%
Reckitt Benckiser Group PLC	366,600	30,516
Personal Products - 1.2%
Unilever NV (NY Reg.)	1,085,200	60,239
Tobacco - 3.5%
Altria Group, Inc.	1,178,600	64,623
British American Tobacco PLC sponsored ADR	2,767,400	96,499
Imperial Tobacco Group PLC	617,337	18,958
		180,080

TOTAL CONSUMER STAPLES		421,543

ENERGY - 9.9%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	1,183,600	27,010
Oil, Gas & Consumable Fuels - 9.4%
BP PLC sponsored ADR	932,500	37,626
Chevron Corp.	1,492,870	177,562
Enterprise Products Partners LP	2,386,100	62,635
Suncor Energy, Inc. (a)	2,097,800	67,640
Targa Resources Corp.	300,200	13,398
The Williams Companies, Inc.	2,901,200	73,458
Valero Energy Corp.	581,300	46,446
		478,765

TOTAL ENERGY		505,775

FINANCIALS - 21.9%
Banks - 10.1%
Bank of America Corp.	3,864,200	109,743
Bank of the Ozarks, Inc.	953,700	25,845
First Hawaiian, Inc.	657,500	17,108
Huntington Bancshares, Inc.	1,933,000	28,202
JPMorgan Chase & Co.	759,722	84,473
PNC Financial Services Group, Inc.	293,500	39,851
Wells Fargo & Co.	3,840,208	208,446
		513,668
Capital Markets - 3.9%
Apollo Global Management LLC Class A	1,739,900	49,048
Lazard Ltd. Class A	406,600	16,313
Northern Trust Corp.	317,700	31,525
OM Asset Management Ltd.	736,800	9,704
State Street Corp.	915,400	66,843
The Blackstone Group LP	722,100	24,356
		197,789
Consumer Finance - 2.3%
Capital One Financial Corp.	709,000	63,583
Discover Financial Services	545,900	38,923
Synchrony Financial	648,500	16,848
		119,354
Insurance - 5.1%
Chubb Ltd.	832,379	111,322
First American Financial Corp.	417,300	20,168
FNF Group	730,500	24,545
Principal Financial Group, Inc.	465,600	22,963
The Travelers Companies, Inc.	606,600	79,082
		258,080
Mortgage Real Estate Investment Trusts - 0.5%
AGNC Investment Corp.	1,581,100	27,985

TOTAL FINANCIALS		1,116,876

HEALTH CARE - 14.6%
Biotechnology - 2.4%
Amgen, Inc.	586,800	122,201
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	124,300	31,417
Health Care Providers & Services - 4.6%
AmerisourceBergen Corp.	359,700	31,977
CVS Health Corp.	1,146,826	91,975
McKesson Corp.	364,600	45,393
UnitedHealth Group, Inc.	236,100	66,429
		235,774
Pharmaceuticals - 7.0%
Bayer AG	259,400	19,035
GlaxoSmithKline PLC	3,311,675	68,651
Johnson & Johnson	1,049,666	154,196
Roche Holding AG (participation certificate)	189,987	49,318
Sanofi SA sponsored ADR	1,419,900	64,392
		355,592

TOTAL HEALTH CARE		744,984

INDUSTRIALS - 9.0%
Aerospace & Defense - 5.0%
General Dynamics Corp.	511,900	94,645
Northrop Grumman Corp.	47,000	12,214
United Technologies Corp.	1,228,030	149,623
		256,482
Industrial Conglomerates - 0.7%
General Electric Co.	4,919,597	36,897
Machinery - 2.9%
Allison Transmission Holdings, Inc.	285,900	13,469
Cummins, Inc.	157,300	23,762
Deere & Co.	235,700	36,505
Minebea Mitsumi, Inc.	685,300	11,120
Snap-On, Inc.	129,400	21,511
Stanley Black & Decker, Inc.	335,600	43,913
		150,280
Professional Services - 0.4%
Intertrust NV (b)	964,830	15,478
Nielsen Holdings PLC	112,600	3,059
		18,537

TOTAL INDUSTRIALS		462,196

INFORMATION TECHNOLOGY - 6.9%
Communications Equipment - 1.8%
Cisco Systems, Inc.	1,925,500	92,174
Electronic Equipment & Components - 0.8%
TE Connectivity Ltd.	562,600	43,281
IT Services - 2.0%
Amdocs Ltd.	933,700	60,606
Capgemini SA	339,300	39,584
		100,190
Semiconductors & Semiconductor Equipment - 0.3%
Qualcomm, Inc.	302,551	17,627
Software - 1.3%
Microsoft Corp.	575,826	63,853
Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	189,200	33,787

TOTAL INFORMATION TECHNOLOGY		350,912

MATERIALS - 4.3%
Chemicals - 1.7%
DowDuPont, Inc.	1,491,698	86,295
Containers & Packaging - 2.6%
Graphic Packaging Holding Co.	3,879,900	46,520
Silgan Holdings, Inc.	1,167,500	30,063
WestRock Co.	1,175,431	55,375
		131,958

TOTAL MATERIALS		218,253

REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Brandywine Realty Trust (SBI)	2,007,700	28,650
CorePoint Lodging, Inc.	632,800	8,903
Outfront Media, Inc.	567,600	11,795
Potlatch Corp.	635,300	23,570
SL Green Realty Corp.	387,400	37,353
VEREIT, Inc.	4,829,400	36,945
WP Carey, Inc.	255,400	17,303
		164,519
UTILITIES - 4.8%
Electric Utilities - 4.5%
Duke Energy Corp.	655,800	58,084
Exelon Corp.	1,948,300	90,382
PPL Corp.	1,621,100	49,589
Xcel Energy, Inc.	606,000	31,785
		229,840
Independent Power and Renewable Electricity Producers - 0.3%
NRG Yield, Inc. Class C	904,400	16,514

TOTAL UTILITIES		246,354

TOTAL COMMON STOCKS
(Cost $4,528,173)		4,980,925

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 2.27% (c)	112,607,405	112,630
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	1,313,654	1,314
TOTAL MONEY MARKET FUNDS
(Cost $113,944)		113,944
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $4,642,117)		5,094,869
NET OTHER ASSETS (LIABILITIES) - 0.1%		7,315
NET ASSETS - 100%		$5,102,184

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,478,000 or 0.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,443
Fidelity Securities Lending Cash Central Fund	132
Total	$1,575

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$621,761	$621,761	$--	$--
Consumer Discretionary	127,752	127,752	--	--
Consumer Staples	421,543	391,027	30,516	--
Energy	505,775	505,775	--	--
Financials	1,116,876	1,116,876	--	--
Health Care	744,984	607,980	137,004	--
Industrials	462,196	462,196	--	--
Information Technology	350,912	350,912	--	--
Materials	218,253	218,253	--	--
Real Estate	164,519	164,519	--	--
Utilities	246,354	246,354	--	--
Money Market Funds	113,944	113,944	--	--
Total Investments in Securities:	$5,094,869	$4,927,349	$167,520	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
United Kingdom	5.8%
Switzerland	4.0%
France	2.1%
Netherlands	1.5%
Canada	1.3%
Bailiwick of Guernsey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $1,229) — See accompanying schedule: Unaffiliated issuers (cost $4,528,173)	$4,980,925
Fidelity Central Funds (cost $113,944)	113,944
Total Investment in Securities (cost $4,642,117)		$5,094,869
Foreign currency held at value (cost $226)		226
Receivable for investments sold		22,933
Receivable for fund shares sold		936
Dividends receivable		16,801
Distributions receivable from Fidelity Central Funds		204
Prepaid expenses		9
Other receivables		119
Total assets		5,136,097
Liabilities
Payable for investments purchased	$24,993
Payable for fund shares redeemed	4,971
Accrued management fee	1,861
Other affiliated payables	681
Other payables and accrued expenses	93
Collateral on securities loaned	1,314
Total liabilities		33,913
Net Assets		$5,102,184
Net Assets consist of:
Paid in capital		$4,189,211
Total distributable earnings (loss)		912,973
Net Assets		$5,102,184
Net Asset Value and Maximum Offering Price
Equity Dividend Income:
Net Asset Value, offering price and redemption price per share ($4,881,694 ÷ 179,637 shares)		$27.18
Class K:
Net Asset Value, offering price and redemption price per share ($220,490 ÷ 8,113 shares)		$27.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$159,805
Income from Fidelity Central Funds		1,575
Total income		161,380
Expenses
Management fee	$23,736
Transfer agent fees	7,292
Accounting and security lending fees	1,102
Custodian fees and expenses	97
Independent trustees' fees and expenses	28
Registration fees	105
Audit	72
Legal	11
Miscellaneous	37
Total expenses before reductions	32,480
Expense reductions	(418)
Total expenses after reductions		32,062
Net investment income (loss)		129,318
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	480,802
Fidelity Central Funds	3
Foreign currency transactions	59
Total net realized gain (loss)		480,864
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(552,649)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(92)
Total change in net unrealized appreciation (depreciation)		(552,742)
Net gain (loss)		(71,878)
Net increase (decrease) in net assets resulting from operations		$57,440

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,318	$132,091
Net realized gain (loss)	480,864	455,867
Change in net unrealized appreciation (depreciation)	(552,742)	175,691
Net increase (decrease) in net assets resulting from operations	57,440	763,649
Distributions to shareholders	(534,622)	–
Distributions to shareholders from net investment income	–	(127,695)
Distributions to shareholders from net realized gain	–	(223,485)
Total distributions	(534,622)	(351,180)
Share transactions - net increase (decrease)	(6,630)	(420,557)
Total increase (decrease) in net assets	(483,812)	(8,088)
Net Assets
Beginning of period	5,585,996	5,594,084
End of period	$5,102,184	$5,585,996
Other Information
Undistributed net investment income end of period		$30,373

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity Dividend Income Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.62	$27.50	$26.01	$26.99	$24.15
Income from Investment Operations
Net investment income (loss)A	.66	.65	.57	.64	.70B
Net realized and unrealized gain (loss)	(.27)	3.20	2.26	(.95)C	2.77
Total from investment operations	.39	3.85	2.83	(.31)	3.47
Distributions from net investment income	(.66)	(.63)	(.51)	(.58)	(.63)
Distributions from net realized gain	(2.18)	(1.10)	(.83)	(.08)	–
Total distributions	(2.83)D	(1.73)	(1.34)	(.67)E	(.63)
Net asset value, end of period	$27.18	$29.62	$27.50	$26.01	$26.99
Total ReturnF	1.28%	14.61%	11.60%	(1.13)%C	14.60%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.62%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.62%	.63%	.63%	.63%
Expenses net of all reductions	.60%	.61%	.62%	.62%	.63%
Net investment income (loss)	2.39%	2.35%	2.23%	2.42%	2.78%B
Supplemental Data
Net assets, end of period (in millions)	$4,882	$5,351	$5,296	$4,819	$5,253
Portfolio turnover rateI	56%	52%	55%	49%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.22)%

 D Total distributions of $2.83 per share is comprised of distributions from net investment income of $.658 and distributions from net realized gain of $2.176 per share.

 E Total distributions of $.67 per share is comprised of distributions from net investment income of $.582 and distributions from net realized gain of $.084 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity Dividend Income Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.62	$27.50	$26.01	$26.99	$24.15
Income from Investment Operations
Net investment income (loss)A	.69	.68	.59	.67	.73B
Net realized and unrealized gain (loss)	(.27)	3.20	2.27	(.96)C	2.76
Total from investment operations	.42	3.88	2.86	(.29)	3.49
Distributions from net investment income	(.69)	(.66)	(.54)	(.61)	(.65)
Distributions from net realized gain	(2.18)	(1.10)	(.83)	(.08)	–
Total distributions	(2.86)D	(1.76)	(1.37)	(.69)	(.65)
Net asset value, end of period	$27.18	$29.62	$27.50	$26.01	$26.99
Total ReturnE	1.39%	14.73%	11.72%	(1.03)%C	14.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.49%	2.45%	2.33%	2.52%	2.89%B
Supplemental Data
Net assets, end of period (in millions)	$220	$235	$298	$277	$394
Portfolio turnover rateH	56%	52%	55%	49%	52%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been 2.42%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.12)%

 D Total distributions of $2.86 per share is comprised of distributions from net investment income of $.686 and distributions from net realized gain of $2.176 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity Dividend Income Fund (the Fund) is a fund of Fidelity Financial Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity Dividend Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$753,124
Gross unrealized depreciation	(324,219)
Net unrealized appreciation (depreciation)	$428,905
Tax Cost	$4,665,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,238
Undistributed long-term capital gain	$458,862
Net unrealized appreciation (depreciation) on securities and other investments	$428,872

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$174,692	$ 129,532
Long-term Capital Gains	359,930	221,648
Total	$534,622	$ 351,180

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $2,948,614 and $3,387,800, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity Dividend Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity Dividend Income	$7,188.14
Class K	104.05
	$7,292

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $68 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $144.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $132. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $355 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Equity Dividend Income	$511,773	$–
Class K	22,849	–
Total	$534,622	$–
From net investment income
Equity Dividend Income	$–	$121,249
Class K	–	6,446
Total	$–	$127,695
From net realized gain
Equity Dividend Income	$–	$211,696
Class K	–	11,789
Total	$–	$223,485

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Equity Dividend Income
Shares sold	14,802	14,616	$413,851	$406,124
Reinvestment of distributions	17,294	11,480	479,230	313,561
Shares redeemed	(33,103)	(38,036)	(905,388)	(1,060,571)
Net increase (decrease)	(1,007)	(11,940)	$(12,307)	$(340,886)
Class K
Shares sold	1,531	1,803	$42,769	$49,981
Reinvestment of distributions	825	668	22,849	18,235
Shares redeemed	(2,178)	(5,377)	(59,941)	(147,887)
Net increase (decrease)	178	(2,906)	$5,677	$(79,671)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Financial Trust and Shareholders of Fidelity Equity Dividend Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity Dividend Income Fund (one of the funds constituting Fidelity Financial Trust, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust for central funds housed in an LLC: and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Equity Dividend Income	.60%
Actual		$1,000.00	$1,025.30	$3.05
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Class K	.51%
Actual		$1,000.00	$1,025.80	$2.59
Hypothetical-C		$1,000.00	$1,022.51	$2.59

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity Dividend Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Equity Dividend Income Fund
Fidelity Equity Dividend Income Fund	12/27/18	12/26/18	$0.195	$2.491
Class K	12/27/18	12/26/18	$0.202	$2.491

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $479,502,889, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Fidelity Equity Dividend Income Fund designates 42%, 100%, 100%, and 100%; Class K designates 41%, 100%, 100%, and 100% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity Equity Dividend Income Fund designates 68%, 100%, 100%, and 100%; Class K designates 67%, 100%, 100%, and 100% of the dividends distributed in December, April, July and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Equity Dividend Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EII-K-ANN-0119
1.863193.110

Item 2.

Code of Ethics

As of the end of the period, November 30, 2018, Fidelity Financial Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Convertible Securities Fund, Fidelity Equity Dividend Income Fund, and Fidelity Independence Fund (the “Funds”):

Services Billed by PwC

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Convertible Securities Fund	$61,000	$5,400	$3,300	$2,700
Fidelity Equity Dividend Income Fund	$58,000	$5,000	$4,400	$2,500
Fidelity Independence Fund	$58,000	$4,900	$3,300	$2,500

November 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Convertible Securities Fund	$72,000	$6,600	$3,500	$3,100
Fidelity Equity Dividend Income Fund	$58,000	$5,400	$5,700	$2,600
Fidelity Independence Fund	$59,000	$5,300	$4,600	$2,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2018A	November 30, 2017A
Audit-Related Fees	$7,745,000	$9,220,000
Tax Fees	$20,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2018A	November 30, 2017A
PwC	$10,975,000	$11,715,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Financial Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 24, 2019